UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_________________

SCHEDULE 14A
_________________

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a party other than the Registrant	☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

CO2 Energy Transition Corp.
(Name of Registrant as Specified in Its Charter)

_____________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

LETTER TO STOCKHOLDERS OF CO2 ENERGY TRANSITION CORP.

Dear CO2 Energy Transition Corp. Stockholder:

You are cordially invited to attend an Annual Meeting of CO2 Energy Transition Corp., a Delaware corporation (the “Company”), which will be held on _______________, 2026, at 10:00 a.m., Eastern Time, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned (the “Annual Meeting”). The Company will be holding the Annual Meeting in a virtual meeting format at https://www.cstproxy.com/_____________ or by telephone access (listen-only): Within the U.S. and Canada: 1 800-450-7155 (toll-free), Outside of the U.S. and Canada: +1 857-999-9155 (standard rates apply) Conference ID: _________#. To log in to the Annual Meeting, shareholders will use the 16 digit control number found on the proxy card or on the voting instructions that accompanied the proxy materials.

The accompanying notice of the Annual Meeting and proxy statement describe the business the Company will conduct at the Annual Meeting and provide information about the Company that you should consider when you vote your shares. As more fully described in the accompanying proxy statement, which is dated _______________, 2026, and is first being mailed to stockholders on or about _______________, 2026, the Annual Meeting will be held for the purpose of considering and voting on the following proposals (collectively, the “Proposals”):

1.      Proposal No. 1 — Extension Amendment Proposal — A proposal to amend the Company’s Amended and Restated Certificate of Incorporation (the “Current Charter”) to extend the date by which the Company must consummate a business combination (the “Charter Extension”) up to eleven (11) times, each such extension for an additional one (1) month period, until June 22, 2027 (the “Charter Extension Date”, and such date actually extended, an “Extended Date”) by providing one business days’ notice to Continental Stock Transfer & Trust Company (the “Trustee”). A copy of the proposed amendment to the Current Charter (the “Extension Amendment”) is attached hereto as Annex A. This proposal is referred to as the “Extension Amendment Proposal.”

2.      Proposal No. 2 — The Trust Amendment Proposal — A proposal to amend (the “Trust Amendment”) the Company’s investment management trust agreement, dated as of November 20, 2024 (the “Trust Agreement”), by and between the Company and the Trustee, to allow the Company to extend the date by which the Company must consummate a business combination up to eleven (11) times, each such extension for an additional one (1) month period, until June 22, 2027 by depositing into the Trust Account an amount equal to the lesser of $______ and $0.___ per Public Share that remains outstanding. A copy of the proposed Trust Amendment is attached hereto as Annex B. This proposal is referred to as the “Trust Amendment Proposal.”

3.      Proposal No. 3 — Election of Directors Proposal — A proposal to elect five directors to serve as members of the Board of Directors to hold office until the next annual meeting of stockholders or until their successors are elected and qualified;

4.      Proposal No. 4 — Ratification of Auditors Proposal — A proposal to ratify the appointment of WithumSmith+Brown, PC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026; and

5.      Proposal No. 5 — Adjournment Proposal — A proposal to direct the chairman of the Annual Meeting to adjourn the Annual Meeting to a later date or dates (the “Adjournment”), if necessary, under certain circumstances, to solicit additional proxies (i) to approve the Extension Amendment Proposal, (ii) to approve the Trust Amendment Proposal, or (iii) if a quorum is not present at the Annual Meeting. This proposal is referred to as the “Adjournment Proposal.”

Each of the Extension Amendment Proposal, the Trust Amendment Proposal, the Director Election Proposal, the Ratification of Auditors Proposal and the Adjournment Proposal are more fully described in the accompanying proxy statement. Please take the time to read carefully each of the Proposals in the accompanying proxy statement before you vote.

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, the Company shall file the Extension Amendment with the Delaware Secretary of State and the Charter Extension will become effective. The Company would notify the Trustee that the deadline for completing a business combination has been extended by one month to August 22, 2026. Each subsequent month, upon at least one business days’ notice prior to the next Extended Date and the deposit of the lesser of $______ or $0.__ per Public Share that remains outstanding into the Trust Account, the Company will notify the Trustee that the deadline for completing a business combination has been extended by an additional one month. This will be the process for every month up to the Charter Extension Date unless any potential initial business combination is consummated prior to the Charter Extension Date or the Board of Directors determines that it is not in the best interests of stockholders to continue to extend.

The purpose of the Extension Amendment Proposal and the Trust Amendment Proposal is to allow the Company additional time to complete an initial business combination. The Current Charter provided that the Company had until May 22, 2026 (the “Original Termination Date”) to complete an initial business combination. While the Current Charter permitted six monthly extensions provided certain payments were made (and the Company has extended twice until July 22, 20226), this is not sufficient time to complete an initial business combination. As such, the Company’s Board believes that it is in the best interests of its stockholders to extend the date that the Company has to consummate an initial business combination. Without the Charter Extension, the Company believes that it will not be able to complete an initial business combination and the Company would be forced to redeem the Company’s Common Stock issued as part of the units sold in the Company’s initial public offering (the “Public Shares”) and dissolve and liquidate in accordance with the Delaware General Corporation Law (“DGCL”) and the Current Charter.

As contemplated by the Current Charter, the holders of Public Shares issued as part of the units sold in the Company’s initial public offering, may elect to redeem all or a portion of their Public Shares in exchange for their pro rata portion of the funds held in a trust account (the “Trust Account”) established to hold a portion of the proceeds of the Company’s initial public offering and the concurrent private placement of Units (the “Private Placement Units”), if the Charter Extension is implemented (the “Redemption”), regardless of how such Public Stockholders vote in regard to the Extension Amendment Proposal. If the Extension Amendment Proposal and the Trust Amendment Proposal are approved by the requisite vote of stockholders and the Extension Amendment is filed, holders of Public Shares remaining after the Redemption will retain their right to have their Public Shares redeemed in connection with a business combination.

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved and the Charter Extension is implemented, Public Stockholders who elect to redeem their Public Shares will receive, a per-share redemption price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable), divided by the number of then-issued and outstanding Public Shares.

On _________, 2026, the most recent practicable date prior to the date of this proxy statement, the redemption price per share was approximately $_____ (which is expected to be the same approximate amount two business days prior to the Annual Meeting), based on the aggregate amount on deposit in the Trust Account of approximately $_________ as of __________, 2026 (including interest not previously released to the Company to pay its franchise and income taxes), divided by the total number of then outstanding Public Shares. The closing price of the Common Stock on __________, 2026 was $_____ per share. The Company cannot assure stockholders that they will be able to sell their Public Shares in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares. The Company believes that such redemption right enables its Public Stockholders to determine whether or not to sustain their investments for an additional period if the Company does not complete a business combination on or before the Original Termination Date.

The approval of the Extension Amendment Proposal and the Trust Amendment Proposal are conditions to the implementation of the Charter Extension.

If the Extension Amendment Proposal and the Trust Amendment Proposal are not approved and a business combination is not completed on or before the Original Termination Date, the Company will, promptly following the Original Termination Date: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its franchise and income taxes (less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding Public Shares, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law. There will be no distribution from the Trust Account with respect to the Company’s rights, which will expire worthless in the event of our winding up.

Approval of the Extension Amendment Proposal requires the affirmative vote of a majority of the issued and outstanding shares of Common Stock.

Approval of the Trust Amendment Proposal requires the affirmative vote of holders of at least 50% of the Public Shares.

Approval of the Director Election Proposal requires the affirmative vote of a plurality of the votes cast.

Approval of the Ratification of Auditors Proposal requires the affirmative vote of a majority of the votes cast.

Approval of the Adjournment Proposal requires the affirmative vote of at least a majority of the votes cast by the holders of the issued and outstanding shares of Common Stock who are present (virtually) or represented by proxy and entitled to vote thereon at the Annual Meeting.

The Board has fixed the close of business on ________, 2026 (the “Record Date”) as the date for determining the Company’s stockholders entitled to receive notice of and vote at the Annual Meeting and any adjournment thereof. Only holders of record of Common Stock on that date are entitled to have their votes counted at the Annual Meeting or any adjournment thereof.

After careful consideration of all relevant factors, the Board has determined that the Proposals are advisable and in the best interests of the Company and its stockholders, has declared it advisable and recommends that you vote or give instruction to vote “FOR” the Extension Amendment Proposal, “FOR” the Trust Amendment Proposal, “FOR” the Director Election Proposal, “FOR” the Ratification of Auditors Proposal and “FOR” the Adjournment Proposal.

Your vote is very important. Whether or not you plan to attend the Annual Meeting, please vote as soon as possible by following the instructions in the accompanying proxy statement to make sure that your shares are represented and voted at the Annual Meeting. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the Annual Meeting.

If you are a stockholder of record and sign, date and return your proxy card without indicating how you wish to vote, your proxy will be voted FOR each of the proposals presented at the Annual Meeting. If you are a stockholder of record and you wish to attend the Annual Meeting and vote at the meeting, you may do so, even if you previously returned a proxy. If you previously returned a proxy it will be automatically revoked if you attend the Annual Meeting and vote at the meeting. If you hold your shares through a broker, bank or other nominee and fail to return your proxy card or fail to instruct your bank, broker or other nominee how to vote, and do not attend the Annual Meeting (virtually), the effect will be that your shares will not be counted for purposes of determining whether a quorum is present at the Annual Meeting and will not constitute votes cast at the Annual Meeting and therefore will have the same effect as a vote “AGAINST” the Extension Amendment Proposal and the Trust Amendment Proposal.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST DEMAND IN WRITING THAT YOUR SHARES OF COMMON STOCK ARE REDEEMED FOR A PRO RATA PORTION OF THE FUNDS HELD IN THE TRUST ACCOUNT AND TENDER YOUR SHARES TO THE COMPANY’S TRANSFER AGENT AT LEAST TWO BUSINESS DAYS PRIOR TO THE INITIALLY SCHEDULED VOTE AT THE STOCKHOLDER MEETING. IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS, YOU NEED TO IDENTIFY YOURSELF AS A BENEFICIAL HOLDER AND PROVIDE YOUR LEGAL NAME, PHONE NUMBER AND ADDRESS IN YOUR WRITTEN DEMAND. YOU MAY TENDER YOUR SHARES BY EITHER TENDERING OR DELIVERING YOUR SHARES OF COMMON STOCK (AND CERTIFICATES (IF ANY) AND OTHER REDEMPTION FORMS TO THE TRANSFER AGENT OR BY TENDERING OR DELIVERING YOUR SHARES OF COMMON STOCK (AND SHARE CERTIFICATES (IF ANY) AND OTHER REDEMPTION FORMS) ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.

Enclosed is the proxy statement containing detailed information about the Annual Meeting, the Extension Amendment Proposal, the Trust Amendment Proposal, and the Adjournment Proposal. Whether or not you plan to attend the Annual Meeting, the Company urges you to read this material carefully and vote your shares.

By Order of the Board of Directors of CO2 Energy Transition Corp.

Brady Rodgers

CO2 ENERGY TRANSITION CORP.
1334 Brittmoore Road, Suite 190
Houston, Texas 77043

NOTICE OF AN ANNUAL MEETING OF STOCKHOLDERS
OF CO2 ENERGY TRANSITION CORP.
TO BE HELD ON _______________, 2026

To the Stockholders of CO2 Energy Transition Corp.:

NOTICE IS HEREBY GIVEN that an Annual Meeting of the stockholders of CO2 Energy Transition Corp., a Delaware corporation (the “Company”), will be held on _______________, 2026, at 10:00 a.m., Eastern Time, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned (the “Annual Meeting”). The Company will be holding the Annual Meeting in a virtual meeting format at https://www.cstproxy.com/_________ or by telephone access (listen-only): Within the U.S. and Canada: 1 800-450-7155 (toll-free), Outside of the U.S. and Canada: +1 857-999-9155 (standard rates apply) Conference ID: _________#. To log in to the Annual Meeting, shareholders will use the 16 digit control number found on the proxy card or on the voting instructions that accompanied the proxy materials.

You are cordially invited to attend the Annual Meeting that will be held for the purpose of considering and voting on the following proposals (collectively, the “Proposals”):

1.      Proposal No. 1 — Extension Amendment Proposal — A proposal to amend the Company’s Amended and Restated Certificate of Incorporation (the “Current Charter”) to extend the date by which the Company must consummate a business combination (the “Charter Extension”) up to eleven (11) times, each such extension for an additional one (1) month period, until June 22, 2027 (the “Charter Extension Date”, and such date actually extended, the “Extended Date”) by providing one business day notice to Continental Stock Transfer & Trust Company (the “Trustee”). A copy of the proposed amendment to the Current Charter (the “Extension Amendment”) is attached hereto as Annex A. This proposal is referred to as the “Extension Amendment Proposal.”

2.      Proposal No. 2 — The Trust Amendment Proposal — A proposal to amend (the “Trust Amendment”) the Company’s investment management trust agreement, dated as of November 20, 2024 (the “Trust Agreement”), by and between the Company and the Trustee, to allow the Company to extend the date by which the Company must consummate a business combination up to eleven (11) times, each such extension for an additional one (1) month period, until June 22, 2027 by depositing into the Trust Account an amount equal to the lesser of $_______ or $0.__ per Public Share. A copy of the proposed Trust Amendment is attached hereto as Annex B. This proposal is referred to as the “Trust Amendment Proposal.”

3.      Proposal No. 3 — Election of Directors Proposal — A proposal to elect five directors to serve as members of the Board of Directors to hold office until the next annual meeting of stockholders or until their successors are elected and qualified;

4.      Proposal No. 4 — Ratification of Auditors Proposal — A proposal to ratify the appointment of WithumSmith+Brown, PC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026; and

5.      Proposal No. 5 — Adjournment Proposal — A proposal to direct the chairman of the Annual Meeting to adjourn the Annual Meeting to a later date or dates (the “Adjournment”), if necessary, under certain circumstances, to solicit additional proxies (i) to approve the Extension Amendment Proposal, (ii) to approve the Trust Amendment Proposal, or (iii) if a quorum is not present at the Annual Meeting. This proposal is referred to as the “Adjournment Proposal.”

Each of the above Proposals are more fully described in the accompanying proxy statement. Please take the time to read carefully each of the Proposals in the accompanying proxy statement before you vote.

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, the Company shall file the Charter Amendment with the Delaware Secretary of State and the Charter Extension will become effective. The Company would notify the Trustee, that the deadline for completing a business combination has been extended by one month to August 22, 2026 and deposit into the Trust Account an amount equal to the lesser of $______ or $0.__ per Public Share that remains outstanding. This will be the process for every month up to the Charter Extension Date unless an initial business combination is consummated prior to the Charter Extension Date or the Board of Directors determines it is no longer in the best interests of stockholders to make a monthly extension.

The purpose of the Extension Amendment Proposal and the Trust Amendment Proposal is to allow the Company additional time to complete the proposed Business Combination. The Current Charter provided that the Company had until May 22, 2026 (the “Original Termination Date”) to complete an initial business combination. While the Current Charter permitted six monthly extensions provided certain payments were made (and the Company has extended twice until July 22, 2026), this is not sufficient time to complete an initial business combination. As such, the Company’s Board believes that it is in the best interests of its stockholders to extend the date that the Company has to consummate an initial business combination. Without the Charter Extension, the Company believes that it will not be able to complete an initial business combination and the Company would be forced to redeem the Company’s Common Stock issued as part of the units sold in the Company’s initial public offering (the “Public Shares”) and dissolve and liquidate in accordance with the Delaware General Corporation Law (“DGCL”) and the Current Charter.

The Company reserves the right at any time and for any reason, including, without limitation, if the Business Combination is consummated prior to the Original Termination Date, to abandon the Annual Meeting. In the event the Annual Meeting is canceled, and a business combination is not consummated prior to the Original Termination Date, the Company will, following the Original Termination Date, redeem the Public Shares and dissolve and liquidate in accordance with the DGCL and the Current Charter.

After careful consideration of all relevant factors, the Board has determined that the Proposals are advisable and in the best interests of the Company and its stockholders, has declared it advisable and recommends that you vote or give instruction to vote “FOR” the Extension Amendment Proposal, “FOR” the Trust Amendment Proposal, “FOR” the Director Election Proposal, “FOR” the Ratification of Auditors Proposal and “FOR” the Adjournment Proposal.

As contemplated by the Current Charter, the holders of Public Shares issued as part of the units sold in the Company’s initial public offering may elect to redeem all or a portion of their Public Shares in exchange for their pro rata portion of the funds held in a trust account (the “Trust Account”) established to hold a portion of the proceeds of the Company’s initial public offering (the “IPO”) and the concurrent sale of private placement units (the “Private Placement Units”), if the Charter Extension is implemented (the “Redemption”), regardless of how such public stockholders vote in regard to the Extension Amendment Proposal. If the Extension Amendment Proposal and the Trust Amendment Proposal are approved by the requisite vote of stockholders and the Extension Amendment is filed, holders of Public Shares remaining after the Redemption will retain their right to have their Public Shares redeemed in connection with a business combination.

On __________, 2026, the most recent practicable date prior to the date of this proxy statement, the redemption price per share was approximately $_____ (which is expected to be the same approximate amount two business days prior to the Annual Meeting), based on the aggregate amount on deposit in the Trust Account of approximately $______ as of __________, 2026 (including interest not previously released to the Company to pay its franchise and income taxes), divided by the total number of then outstanding Public Shares. The closing price of the Public Shares on __________, 2026 was approximately $______ per share. The Company cannot assure stockholders that they will be able to sell their Public Shares in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares. The Company believes that such redemption right enables its Public Stockholders to determine whether or not to sustain their investments for an additional period if the Company does not complete a business combination on or before the Original Termination Date.

The approval of the Extension Amendment Proposal and the Trust Amendment Proposal are conditions to the implementation of the Charter Extension.

If the Extension Amendment Proposal or the Trust Amendment Proposal is not approved and a business combination is not completed, in each case on or before July 22, 2026, the Company will, promptly following such date: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the shares of Public Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its franchise and income taxes (less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding Public Shares, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law. There will be no distribution from the Trust Account with respect to the Company’s warrants or rights, which will expire worthless in the event of our winding up.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST DEMAND IN WRITING THAT YOUR SHARES OF COMMON STOCK ARE REDEEMED FOR A PRO RATA PORTION OF THE FUNDS HELD IN THE TRUST ACCOUNT AND TENDER YOUR SHARES TO THE COMPANY’S TRANSFER AGENT AT LEAST TWO BUSINESS DAYS PRIOR TO THE VOTE AT THE STOCKHOLDER MEETING. IN ORDER TO EXERCISE YOUR REDEMPTION RIGHT, YOU NEED TO IDENTIFY YOURSELF AS A BENEFICIAL HOLDER AND PROVIDE YOUR LEGAL NAME, PHONE NUMBER AND ADDRESS IN YOUR WRITTEN DEMAND. YOU MAY TENDER YOUR SHARES BY EITHER TENDERING OR DELIVERING YOUR SHARES OF COMMON STOCK (AND SHARE CERTIFICATES (IF ANY) AND OTHER REDEMPTION FORMS TO THE TRANSFER AGENT OR BY TENDERING OR DELIVERING YOUR SHARES OF COMMON STOCK (AND) SHARE CERTIFICATES (IF ANY) AND OTHER REDEMPTION FORMS) ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.

Approval of the Extension Amendment Proposal requires the affirmative vote of a majority of the issued and outstanding shares of Common Stock. Approval of the Trust Amendment Proposal requires the affirmative vote of at least 50% of the Public Shares.

Approval of the Director Election Proposal requires the affirmative vote of a plurality of the votes cast. Approval of the Ratification of Auditors Proposal and the Adjournment Proposal each requires the affirmative vote of at least a majority of the votes cast by the holders of the issued and outstanding shares of Common Stock who are present (virtually) or represented by proxy and entitled to vote thereon at the Annual Meeting. If a quorum is not present by attendance at the Annual Meeting or represented by proxy, the stockholders present by attendance at the Annual Meeting or by proxy may adjourn the Annual Meeting until a quorum is present. If an adjournment is for more than 30 days or a new record date is fixed for the adjourned meeting, we will provide notice of the adjourned meeting to each stockholder of record entitled to vote at the Annual Meeting. We may also adjourn the Annual Meeting if there are not sufficient votes to approve the Extension Amendment Proposal, or the Trust Amendment Proposal at the Annual Meeting, or for any other reasons as determined by the Company’s board of directors (the “Board”), in its sole discretion.

Record holders of Common Stock at the close of business on ______, 2026 (the “Record Date”) are entitled to vote or have their votes cast at the Annual Meeting. As of the Record Date, there were _______ shares of Common Stock issued and outstanding. Each share of Common Stock is entitled to one vote per share. Common Stock is our only class of voting securities outstanding. Cumulative voting shall not be allowed in any of the proposals being submitted to the stockholders at the Annual Meeting.

The Sponsor intends to vote all of its Common Stock in favor of the Proposals being presented at the Annual Meeting and have, pursuant to a letter agreement, agreed to, among other things, waive their redemption rights with respect to any Common Stock held by them in connection with this Annual Meeting. As of the date of the accompanying proxy statement, the Sponsor beneficially owned and was entitled to vote approximately ______% of the issued and outstanding shares of Common Stock. As a result, in addition to the votes of the Sponsor, approval of the Extension Amendment Proposal and the Trust Amendment Proposal will require the affirmative vote of at least _________ Public Shares (or approximately ____% of the Public Shares), and (ii) approval of the Adjournment Proposal will require the affirmative vote of the holders of a majority of the shares of Common Stock present or represented at the Annual Meeting, by ballot, proxy or electronic ballot, and entitled to vote at the Meeting.

The accompanying proxy statement contains important information about the Annual Meeting, the Extension Amendment Proposal, the Trust Amendment Proposal, and the Adjournment Proposal. Whether or not you plan to attend the Annual Meeting, the Company urges you to read this material carefully and vote your shares.

The accompanying proxy statement is dated __________, 2026 and is first being mailed to stockholders on or about _______________, 2026.

By Order of the Board of Directors of CO2 Energy Transition Corp.

Charles Fox
Chairman
[ ], 2026

i

CO2 ENERGY TRANSITION CORP.
PROXY STATEMENT
FOR
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON _______________, 2026

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Some of the statements contained in this proxy statement constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Forward-looking statements reflect the current views of CO2 Energy Transition Corp., a Delaware corporation (“the Company”) with respect to, among other things, the Company’s consummation of an initial business combination. Likewise, the Company’s financial statements and all of the Company’s statements regarding market conditions and results of operations are forward-looking statements. In some cases, you can identify these forward-looking statements by the use of terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words or phrases.

The forward-looking statements contained in this proxy statement reflect the Company’s current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause its actual results to differ significantly from those expressed in any forward-looking statement. The Company does not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements:

•        the possibility that we may be unable to obtain the requisite stockholder approval of the Extension Amendment Proposal, the Trust Amendment Proposal, the Director Election Proposal, the Ratification of Auditors Proposal and the Adjournment Proposal, each as defined and described below;

•        the Company’s ability to identify and complete a business combination;

•        the anticipated benefits of a business combination;

•        the volatility of the market price and liquidity of the Public Shares (as defined below) and other securities of the Company; and

•        the use of funds not held in the Trust Account (as defined below) or available to the Company from interest income on the Trust Account balance.

While forward-looking statements reflect the Company’s good faith beliefs, they are not guarantees of future performance. The Company disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this proxy statement, except as required by applicable law. For a further discussion of these and other factors that could cause the Company’s future results, performance or transactions to differ significantly from those expressed in any forward-looking statement, please see the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, as filed with the SEC on March 16, 2026, and in other reports the Company files with the SEC. You should not place undue reliance on any forward-looking statements, looking statements).

RISK FACTORS

You should consider carefully all of the risks described in our Annual Report on Form 10-K for the year ended December 31, 2025, as filed with the SEC on March 16, 2026, and in the other reports we file with the SEC. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

There are no assurances that the Charter Extension will enable us to complete a business combination.

Approving the Charter Extension involves a number of risks. Even if the Charter Extension is approved, the Company can provide no assurances that an initial business combination will be consummated prior to the Charter Extension Date. Our ability to consummate a business combination is dependent on a variety of factors, many of which are beyond our control. If the Charter Extension is approved and the Company enters into an agreement for an initial business combination, the Company expects to seek stockholder approval of the business combination. We are required to offer stockholders the opportunity to redeem shares in connection with the Charter Extension, and we will be required to offer stockholders redemption rights again in connection with any stockholder vote to approve an initial business combination. If the Charter Extension, or an initial business combination, are approved by our stockholders, it is possible that redemptions will leave us with insufficient cash to consummate the business combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Charter Extension and a business combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our stockholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that stockholders will be able to dispose of our shares at favorable prices, or at all.

We may be subject to the 1% excise tax included in the Inflation Reduction Act of 2022, which may decrease the value of our securities following our initial business combination and hinder our ability to consummate an initial business combination.

The Inflation Reduction Act of 2022, which, among other things, imposes a 1% U.S. federal excise tax on certain repurchases (including redemptions) of stock by publicly traded U.S. corporations after December 31, 2022 (the “Excise Tax”), subject to certain exceptions. If applicable, the amount of the Excise Tax is generally 1% of the aggregate fair market value of any stock repurchased by the corporation during a taxable year, net of the aggregate fair market value of certain new stock issuances by the repurchasing corporation during the same taxable year. The Biden administration previously proposed increasing the Excise Tax rate from 1% to 4%; however, it is unclear whether such a change will be enacted and, if enacted, how soon it could take effect.

Because we are a Delaware corporation and our securities are trading on The Nasdaq Stock Market LLC (“Nasdaq”), we could be subject to the Excise Tax with respect to any redemptions (including redemptions in connection with the Charter Extension or the initial business combination). Whether and to what extent we would be subject to the Excise Tax in connection with a business combination, the Charter Extension or otherwise would depend on a number of factors, including (i) the fair market value of the redemptions and repurchases in connection with the business combination, the Charter Extension or otherwise, (ii) the structure of a business combination, (iii) the nature and amount of any “PIPE” or other equity issuances in connection with a business combination (or otherwise issued not in connection with a business combination but issued within the same taxable year of a business combination) and (iv) the content of final regulations and other guidance from the U.S. Department of the Treasury (“Treasury”). On June 28, 2024, the Treasury finalized certain of the proposed regulations (those relating to procedures for reporting and paying the Excise Tax). The remaining regulations (largely relating to the computation of the Excise Tax) remain in proposed form. The Treasury intends to finalize these proposed regulations at a later date and, until such time, taxpayers may continue to rely on the proposed regulations.

Any Excise Tax that becomes payable as a result of any redemptions of our ordinary shares (or other shares into which such ordinary shares may be converted) would be payable by us and not by the redeeming holder. To the extent such taxes are applicable, the amount of cash available to pay redemptions or to transfer to the target business in connection with our initial business combination may be reduced, which could result in our inability to meet conditions in the agreement relating to our initial business combination related to a minimum cash requirement, if any, or otherwise result in the shareholders of the combined company (including any of our stockholders who do not exercise their redemption rights in connection with the initial business combination) to economically bear the impact of such Excise Tax. Finally, subject to certain exceptions, the Excise Tax should not apply in the event of our complete liquidation.

Changes to laws or regulations or in how such laws or regulations are interpreted or applied, or a failure to comply with any laws, regulations, interpretations or applications, may adversely affect our business, including our ability to complete our business combination.

We are subject to the laws and regulations, and interpretations and applications of such laws and regulations, of national, regional, state and local governments and non-U.S. jurisdictions. In particular, we are required to comply with certain SEC and other legal and regulatory requirements, and our consummation of a business combination may be contingent upon our ability to comply with certain laws, regulations, interpretations and applications and any post-business combination company may be subject to additional laws, regulations, interpretations and applications. Compliance with, and monitoring of, the foregoing may be difficult, time consuming and costly. Those laws and regulations and their interpretation and application may also change from time to time, and those changes or our failure to comply with applicable laws or regulations, as interpreted and applied, could have a material adverse effect on our business, including our ability to negotiate and complete a business combination. The SEC has, in the past year, adopted certain rules and may, in the future adopt other rules, which may have a material effect on our activities and on our ability to consummate a business combination.

The Sponsor represents in the aggregate approximately ___% of our voting power, and it has indicated it intends to vote in favor of the Extension Amendment Proposal, the Trust Amendment Proposal and the other proposals to be presented at the Annual Meeting.

The Sponsor is expected to vote any Common Stock owned by it in favor of the Extension Amendment Proposal and the Trust Amendment Proposal. On the Record Date, the Sponsor beneficially owned and was entitled to vote an aggregate of _________ shares of common stock (the “Common Stock”), representing approximately ___% of the voting power of the Company. Approval of the Extension Amendment Proposal requires the affirmative vote of a majority of the issued and outstanding shares of Common Stock. Approval of the Trust Amendment Proposal requires the affirmative vote of at least 50% of the Public Shares.

In the event the Extension Amendment Proposal is approved and we amend our Current Charter, Nasdaq may delist our securities from trading on its exchange following stockholder redemptions in connection with such amendment, which could limit investors’ ability to make transactions in our securities and subject us to additional trading restrictions.

Our units, Common Stock, warrants and rights are listed on Nasdaq. We are subject to compliance with Nasdaq’s continued listing requirements in order to maintain the listing of our securities on Nasdaq. Such continued listing requirements for our Common Stock include, among other things, the requirement to maintain at least 400 public holders and at least 1,100,000 publicly held shares. Pursuant to the terms of the Current Charter, in the event the Extension Amendment Proposal is approved and the Current Charter is amended, Public Stockholders may elect to redeem their Public Shares and, as a result, we may not be in compliance with Nasdaq’s continued listing requirements.

We expect that if our Common Stock fails to meet Nasdaq’s continued listing requirements, our warrants and rights will also fail to meet Nasdaq’s continued listing requirements. We cannot assure you that any of our Common Stock, warrants and rights will be able to meet any of Nasdaq’s continued listing requirements following any stockholder redemptions of our Public Shares in connection with the amendment of our Current Charter pursuant to the Extension Amendment Proposal. If our securities do not meet Nasdaq’s continued listing requirements, Nasdaq may delist our securities from trading on its exchange. If Nasdaq delists any of our securities from trading on its exchange and we are not able to list such securities on another national securities exchange, we expect such securities could be quoted on an over-the-counter market. If this were to occur, we could face significant material adverse consequences, including:

•        a limited availability of market quotations for our securities;

•        reduced liquidity for our securities;

•        a determination that our Common Stock is a “penny stock” which will require brokers trading in our Common Stock to adhere to more stringent rules and possibly result in a reduced level of trading activity in the secondary trading market for our securities;

•        a limited amount of news and analyst coverage;

•        a decreased ability to complete a business combination; and

•        a decreased ability to issue additional securities or obtain additional financing in the future.

The National Securities Markets Improvement Act of 1996, which is a federal statute, prevents or preempts the states from regulating the sale of certain securities, which are referred to as “covered securities.” Our Common Stock, warrants and rights qualify as covered securities under such statute. Although the states are preempted from regulating the sale of covered securities, the federal statute does allow the states to investigate companies if there is a suspicion of fraud, and, if there is a finding of fraudulent activity, then the states can regulate or bar the sale of covered securities in a particular case. While we are not aware of a state having used these powers to prohibit or restrict the sale of securities issued by special purpose acquisition companies, certain state securities regulators view blank check companies unfavorably and might use these powers, or threaten to use these powers, to hinder the sale of securities of blank check companies in their states. Further, if we were no longer listed on Nasdaq, our securities would not qualify as covered securities under such statute and we would be subject to regulation in each state in which we offer our securities.

If we are deemed to be an investment company under Section 3(a)(1)(A) of the Investment Company Act of 1940 (the “Investment Company Act”), our activities would be severely restricted.

The funds in the Trust Account have, since our IPO, been held only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds investing solely in U.S. government treasury obligations and meeting certain conditions under Rule 2a-7 under the Investment Company Act. Even prior to the 24-month anniversary of the effective date of the registration statement in connection with our IPO, we may be deemed to be an investment company. The longer that the funds in the Trust Account are held in short-term U.S. government treasury obligations or in money market funds invested exclusively in such securities, following and even prior to the 24-month anniversary, the greater the risk that we may be considered an unregistered investment company under Section 3(a)(1)(A) of the Investment Company Act, in which case we may be required to liquidate the Company. The risk of being deemed subject to the Investment Company Act may increase the longer the Company holds securities (i.e., the longer past two years the securities are held), and also may increase to the extent the funds in the Trust Account are not held in cash. Accordingly, we may determine, in our discretion, to transfer the investments held in the Trust Account at any time and instead hold all funds in the Trust Account in interest-bearing accounts, which would further reduce the dollar amount our public stockholders would receive upon any redemption or liquidation of the Company.

If we are deemed to be an investment company under the Investment Company Act, our activities would be severely restricted. In addition, we would be subject to burdensome compliance requirements. We do not believe that our principal activities will subject us to regulation as an investment company under the Investment Company Act. However, if we are deemed to be an investment company and subject to compliance with and regulation under the Investment Company Act, we would be subject to additional regulatory burdens and expenses for which we have not allotted funds. As a result, unless we are able to modify our activities so that we would not be deemed an investment company, we may abandon our efforts to complete a business combination and instead liquidate the Company. If we are required to liquidate, our stockholders will miss the opportunity to benefit from an investment in a target company and the appreciation in value of such investment through a business combination. Additionally, if we are required to liquidate, there will be no redemption rights or liquidating distributions with respect to our rights, which will expire worthless in the event of our winding up.

QUESTIONS AND ANSWERS ABOUT THE STOCKHOLDER MEETING

The questions and answers below highlight only selected information from this proxy statement and only briefly address some commonly asked questions about the Annual Meeting (as defined below) and the proposals to be presented at the Annual Meeting. The following questions and answers do not include all the information that is important to Company stockholders. Stockholders are urged to read carefully this entire proxy statement, including the other documents referred to herein, to fully understand the proposals to be presented at the Annual Meeting and the voting procedures for the Annual Meeting, which will be held on _______________, 2026, at 10:00 a.m., Eastern Time, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned (the “Annual Meeting”).

The Company will be holding the Annual Meeting in a virtual meeting format at https://www.cstproxy.com/__________ or by telephone access (listen-only): Within the U.S. and Canada: 1 800-450-7155 (toll-free), Outside of the U.S. and Canada: +1 857-999-9155 (standard rates apply) Conference ID: ________#. To log in to the Annual Meeting, shareholders will use the 16 digit control number found on the proxy card or on the voting instructions that accompanied the proxy materials.

Q:     Why am I receiving this proxy statement?

A:     CO2 Energy Transition Corp. is a Delaware corporation whose business purpose is to effect a merger, stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses (a “business combination”). The Current Charter provided that the Company had only 18 months from the closing of its IPO to complete an initial business combination. However, the Company may extend the period of time to consummate a business combination up to six times, each by an additional one month (for a total of 18 months to complete a business combination).

On May 18, 2026, the Company deposited $229,700 into the Company’s trust account in order to extend the amount of time it has available to complete a business combination to June 22, 2026. Without the Charter Extension, the Company believes that the Company will not, despite its best efforts, be able to complete an initial business combination on or before November 22, 2026 which is the latest date to which the deadline may be extended under the Current Charter. The Company believes that it is advisable and in the best interests of the Company’s stockholders to continue the Company’s existence up until June 22, 2027, in order to allow the Company adequate time to complete a business combination.

Q:     When and where will the Annual Meeting be held?

A:     The Annual Meeting will be held on _______________, 2026, at 10:00 a.m., Eastern Time, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned. The Company will be holding the Annual Meeting in a virtual meeting format at https://www.cstproxy.com/_______ or by telephone access (listen-only): Within the U.S. and Canada: 1 800-450-7155 (toll-free), Outside of the U.S. and Canada: +1 857-999-9155 (standard rates apply) Conference ID: _______#. To log in to the Annual Meeting, shareholders will use the 16 digit control number found on the proxy card or on the voting instructions that accompanied the proxy materials.

Q:     How do I vote?

A:     If you were a holder of record of shares of Common Stock on ________, 2026 (the “Record Date”), you may vote with respect to the proposals via teleconference, or by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided.

The answer depends on whether you own your shares of Common Stock of the Company directly (that is, you hold shares that show your name as the registered stockholder) or if your shares are held in a brokerage account or by another nominee holder.

If you own shares of Common Stock of the Company directly (i.e., you are a “registered stockholder”):    Your proxy is being solicited directly by us, and you can vote by Internet, by telephone, by mail or you can vote at our Annual Meeting. You are encouraged to vote prior to the Annual Meeting to ensure that your shares will be represented.

If you sign your proxy card but do not indicate how you wish to vote, the proxies will vote your shares “FOR” the Extension Amendment Proposal, “FOR” the Trust Amendment Proposal, “FOR the Director Election Proposal, “FOR” the Ratification of Auditors Proposal and “FOR” the Adjournment Proposal, and, in their discretion, on any other matter that properly comes before the Annual Meeting. Unsigned proxy cards will not be counted.

If you wish to vote at the Annual Meeting, you will be able to vote your shares if you attend (virtually), the Annual Meeting pursuant to the instructions below.

If you hold your shares of the Company through a broker, bank or other nominee:    A voting instruction card has been provided to you by your broker, bank or other nominee describing how to vote your shares. If you receive a voting instruction card, you can vote by completing and returning the voting instruction card prior to the Annual Meeting. Please be sure to mark your voting choices on your voting instruction card before you return it. You will also be able to vote by telephone, via the Internet, or at the Annual Meeting, depending upon your voting instructions. Please refer to the instructions provided with your voting instruction card and see “How can I vote if I own shares directly?” below for information about voting in these ways. See also “If my shares are held in “street name,” will my broker, bank or nominee automatically vote my shares for me?” and “What is the effect of abstentions and broker non-votes?” below.

Q:     Will I have the same participation rights in this virtual-only stockholder meeting as I would have at an in-person stockholder meeting?

A:     Yes. We have created and implemented the virtual format to facilitate stockholder attendance and participation by enabling stockholders to participate fully from any location, at no cost. You will, however, bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies. A virtual Annual Meeting makes it possible for more stockholders, regardless of size, resources or physical location, to have direct access to information more quickly, while saving the Company and our stockholders time and money. We also believe that the online tools we have selected will increase stockholder communication. Both stockholders of record and street name stockholders will be able to attend the Annual Meeting via live audio webcast, submit their questions during the meeting and vote their shares electronically at the Annual Meeting.

Many stockholders do not own shares registered directly in their name, but rather are “beneficial holders” of shares held in a stock brokerage account or by a bank or other nominee (that is, shares held “in street name”). Those stockholders should refer to “How do I vote?” above for instructions regarding how to vote their shares.

Q:     How can I vote if I own shares directly?

A:     If your shares are registered directly in your name with our transfer agent, Continental Stock Transfer and Trust Company, you are considered, with respect to those shares, the stockholder of record, and these proxy materials are being sent directly to you. You may vote in the following ways:

•        By Mail:    Votes may be cast by mail, as long as the proxy card or voting instruction card is delivered in accordance with its instructions prior to 11:59 p.m., Eastern Time, on July __, 2026. Stockholders who have received a paper copy of a proxy card or voting instruction card by mail may submit proxies by completing, signing and dating their proxy card or voting instruction card and mailing it in the accompanying pre-addressed envelope.

•        By Phone or Internet:    Stockholders may vote by phone or Internet by following the instructions included in the proxy card they received.

Whichever method you select to transmit your instructions, the proxy holders will vote your shares in accordance with those instructions.

If you vote without giving specific voting instructions, your shares will be voted:

•        “FOR” the Extension Amendment Proposal;

•        “FOR” the Trust Amendment Proposal;

•        “FOR” the Director Election Proposal;

•        “FOR” the Ratification of Auditors Proposal; and

•        “FOR” the Adjournment Proposal.

If no specific instructions are given, the shares will be voted in accordance with the recommendation of our Board and as the proxy holders may determine in their discretion with respect to any other matters that properly come before the meeting.

Q:     If my shares are held in “street name,” will my broker, bank or nominee automatically vote my shares for me?

A:     If your shares are held in “street name” in a stock brokerage account or by a broker, bank or other nominee, you must provide the record holder of your shares with instructions on how to vote your shares. Please follow the voting instructions provided by your broker, bank or other nominee. Please note that you may not vote shares held in “street name” by returning a proxy card directly to the Company or by voting online at the Annual Meeting unless you provide a “legal proxy,” which you must obtain from your broker, bank or other nominee.

Under the rules of the New York Stock Exchange (“NYSE”), which governs brokers, brokers who hold shares in “street name” for a beneficial owner of those shares typically have the authority to vote in their discretion on “routine” proposals when they have not received instructions from beneficial owners. However, brokers are not permitted to exercise their voting discretion with respect to the approval of matters that NYSE determines to be “non-routine” without specific instructions from the beneficial owner. The Extension Amendment Proposal, the Trust Amendment Proposal and the Director Election Proposal are “non-routine” matters and therefore, brokers are not permitted to exercise their voting discretion with respect to these proposals.

If you are a stockholder holding your shares in “street name” and you do not instruct your broker, bank or other nominee on how to vote your shares, your broker, bank or other nominee will not vote your shares on the Extension Amendment Proposal, the Trust Amendment Proposal or the Director Election Proposal. Accordingly, your bank, broker, or other nominee can vote your shares on the Extension Amendment Proposal or the Trust Amendment Proposal at the Annual Meeting only if you provide instructions on how to vote. You should instruct your broker to vote your shares as soon as possible in accordance with directions you provide. If your broker does not vote, it will have the same effect as if you voted against the Extension Amendment Proposal, the Trust Amendment Proposal and the Director Election Proposal, and no effect on the vote on the Ratification of Auditors Proposal and the Adjournment Proposal.

Q      What is the effect of abstentions and broker non-votes?

A:     For the Extension Amendment Proposal and the Trust Amendment Proposal, abstentions and broker non-votes will have the same effect as an “AGAINST” vote these proposals. For the Director Election Proposal, the Ratification of Auditors Proposal and the Adjournment Proposal, abstentions will have the same effect as an “AGAINST” vote and broker non-votes have no effect. If you are a beneficial owner and hold your shares in “street name” in an account at a bank or brokerage firm, it is critical that you cast your vote if you want it to count in the Extension Amendment Proposal and the Trust Amendment Proposal. Under the rules governing banks and brokers who submit a proxy card with respect to shares held in “street name,” such banks and brokers have the discretion to vote on routine matters, but not on non-routine matters. Only the Ratification of Auditors Proposal and the Adjournment Proposal are routine matters. The Extension Amendment Proposal, the Trust Amendment Proposal and the Director Election Proposal are “non-routine” matters and brokers may not vote on the those proposals if you do not provide specific voting instructions. Accordingly, we encourage you to vote promptly, even if you plan to participate in the Annual Meeting. In tabulating the voting results for any particular proposal, shares that constitute broker non-votes are not considered entitled to vote on that proposal.

Q:     What are the specific proposals on which I am being asked to vote at the Annual Meeting?

A:     The Company stockholders are being asked to consider and vote on the following proposals (collectively, the “Proposals”):

1.      Proposal No. 1 — Extension Amendment Proposal — A proposal to amend the Current Charter to extend the Termination Date by which the Company must consummate a business combination up to eleven (11) times, each such extension for an additional one (1) month period, until the Charter Extension Date by providing one business day notice to the Trustee. A copy of the Extension Amendment is attached hereto as Annex A;

2.      Proposal No. 2 — The Trust Amendment Proposal — A proposal to amend the Trust Agreement by and between the Company and the Trustee to allow the Company to extend the date by which the Company must consummate a business combination up to eleven (11) times, each such extension for an additional one (1) month period, until June 22, 2027 provided that the Company deposits into the Trust Account an amount equal to the lesser of $______ and $0.___ per Public Share that remains outstanding. A copy of the proposed Trust Amendment is attached hereto as Annex B;

3.      Proposal No. 3 — Election of Directors Proposal — A proposal to elect five directors to serve as members of the Board of Directors to hold office until the next annual meeting of stockholders or until their successors are elected and qualified;

4.      Proposal No. 4 — Ratification of Auditors Proposal — A proposal to ratify the appointment of WithumSmith+Brown, PC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026; and

5.      Proposal No. 5 — Adjournment Proposal — A proposal to direct the Chairman of the Annual Meeting to adjourn the Annual Meeting to a later date or dates, if necessary, under certain circumstances, to solicit additional proxies (i) to approve the Extension Amendment Proposal, (ii) to approve the Trust Amendment Proposal, or (iii) if a quorum is not present at the Annual Meeting.

For more information, please see “Proposal No. 1 — The Extension Amendment Proposal,” “Proposal No. 2 — The Trust Amendment Proposal”, “Proposal No. 3 — The Director Election Proposal”, “Proposal No. 4 — The Ratification of Auditors Proposal” and “Proposal No. 5 — The Adjournment Proposal”.

After careful consideration, the Board has unanimously determined that the Extension Amendment Proposal, the Trust Amendment Proposal, the Director Election Proposal, the Ratification of Auditors Proposal and the Adjournment Proposal are advisable and in the best interests of the Company and its stockholders and unanimously recommends that you vote “FOR” or give instruction to vote “FOR” each of these Proposals.

The existence of financial and personal interests of our directors and officers may result in conflicts of interest, including a conflict between what may be in the best interests of the Company and its stockholders and what may be best for a director’s personal interests when determining to recommend that stockholders vote for the proposals. See the sections titled “Annual Meeting of the Company Stockholders — Votes Required for Approval” and “Beneficial Ownership of Securities” for a further discussion of these considerations.

THE VOTE OF STOCKHOLDERS IS IMPORTANT. STOCKHOLDERS ARE URGED TO SUBMIT THEIR PROXIES AS SOON AS POSSIBLE AFTER CAREFULLY REVIEWING THIS PROXY STATEMENT.

You are not being asked to vote on a business combination at this time. If the Charter Extension is implemented and you do not elect to redeem your Public Shares in connection with the Annual Meeting, then, provided that you are a stockholder on the record date for the stockholder meeting to consider a business combination, you will be entitled to vote on the business combination when it is submitted to stockholders and will retain the right to redeem your Public Shares for cash in the event a business combination is approved and completed or we have not consummated a business combination by the Charter Extension Date.

Q:     Are the proposals conditioned on one another?

A:     Yes. The Trust Amendment Proposal and the Extension Amendment Proposal are conditioned on each other. This means that if one proposal is approved by the stockholders and the other proposal is not, neither proposal will take effect.

Q:     Why should I vote “FOR” the Adjournment Proposal?

A:     If the Adjournment Proposal is not approved by the Company’s stockholders, the Chairman may not be able to adjourn the Annual Meeting to a later date or dates to solicit more shares to obtain a quorum, approve the Extension Amendment Proposal, or the Trust Amendment Proposal.

Q:     What constitutes a quorum?

A:     A quorum of our stockholders is necessary to hold a valid meeting. The presence, by (virtually) or by proxy, of stockholders holding a majority of the issued and outstanding shares of Common Stock entitled to vote at the Annual Meeting constitutes a quorum at the Annual Meeting. Abstentions will be considered present for the purposes of establishing a quorum. The Sponsor beneficially owns and is entitled to vote approximately ___% of the issued and outstanding shares of Common Stock will count towards this quorum. As a result, as of the Record Date, in addition to the shares of the Sponsor, an additional __________ shares of Common Stock held by public stockholders would be required to be present at the Annual Meeting to achieve a quorum.

Q:     What vote is required to approve the proposals presented at the Annual Meeting?

A:     Approval of the Extension Amendment Proposal requires the affirmative vote of a majority of the issued and outstanding shares of Common Stock.

Approval of the Trust Amendment Proposal requires the affirmative vote of at least 50% of the Public Shares.

Approval of the Director Election Proposal requires the affirmative vote of at least the plurality of the shares cast the Annual Meeting.

Approval of the Ratification of Auditors Proposal and the Adjournment Proposal require the affirmative vote of at least a majority of the votes cast by the holders of the issued and outstanding shares of Common Stock who are present ( virtually) or represented by proxy and entitled to vote thereon at the Annual Meeting.

Q:     How will the Sponsor vote?

A:     The Sponsor intends to vote any Common Stock over which it has voting control in favor of the Extension Amendment Proposal, the Trust Amendment Proposal, the Director Election Proposal, the Ratification of Auditors Proposal and the Adjournment Proposal. The Sponsor is not entitled to redeem any Common Stock held by it in connection with the Extension Amendment Proposal. On the Record Date, the Sponsor beneficially owns and is entitled to vote approximately _______ of the issued and outstanding shares of Common Stock, representing approximately ___% of the Company’s issued and outstanding shares of Common Stock.

In addition, the Sponsor, the Company’s directors or officers or any of their respective affiliates may (i) purchase Public Shares from investors (including those who vote, or indicate an intention to vote, against any of the Proposals presented at the Annual Meeting, or elect to redeem, or indicate an intention to redeem, Public Shares), (ii) enter into transactions with such investors and others to provide them with incentives to not redeem their Public Shares, or (iii) execute agreements to purchase such Public Shares from such investors or enter into non-redemption agreements. The Sponsor, the Company’s directors or officers or any of their respective affiliates may purchase Public Shares in privately negotiated transactions or in the open market prior to the Annual Meeting, although they are under no obligation to do so. The purpose of such share transactions would be to increase the likelihood that the Proposals to be voted upon at the Annual Meeting are approved by the requisite number of votes. In the event that such purchases do occur, the purchasers may seek to purchase Public Shares from stockholders that otherwise would have voted against the Proposals and elected to redeem their shares for a portion of the Trust Account. Accordingly, any such purchases that are completed after the Record Date may include an agreement with a selling stockholder that such stockholder, for so long as it remains the record holder of the shares in question, will vote in favor of the Proposals and/or will not exercise its redemption rights with respect to the Public Shares so purchased. Any such purchases may be effected at purchase prices that are below or in excess of the per-share pro rata portion of the Trust Account. However, in the event that the Sponsor, the Company’s directors or officers or any of their respective affiliates purchase Public Shares in situations in which the tender offer rules and restrictions on purchases would apply, they (a) would purchase the Public Shares at a price no higher than the price offered through the Company’s redemption process; (b) would not vote such Public Shares in favor of approving the Extension Amendment Proposal; and (c) would waive any redemption rights with respect to the Public Shares so purchased. None of the funds held in the Trust Account will be used to purchase Public Shares in such transactions.

Q:     Will you seek any further extensions to liquidate the Trust Account?

A:     Other than as described in this proxy statement, the Company does not currently anticipate seeking any further extension to consummate a business combination, but may do so in the future.

Q:     What happens if the Extension Amendment Proposal is not approved?

A:     If there are insufficient votes to approve the Extension Amendment Proposal or the Trust Amendment Proposal, the Company may adjourn the Annual Meeting in order to seek additional time to obtain sufficient votes in support of the Extension Amendment Proposal or the Trust Amendment Proposal.

If the Extension Amendment Proposal is not approved at the Annual Meeting or at any adjournment thereof and a business combination is not completed, in each case on or before the Original Termination Date, then as contemplated by and in accordance with the Current Charter, the Company will, promptly following the Original Termination Date: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of Public Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its franchise and income taxes (less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding Public Shares, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law. In such event, the per share redemption price shall be equal to a pro rata share of the Trust Account plus any pro rata interest earned on the funds held in the Trust Account and not previously released to the Company or necessary to pay its taxes divided by the total number of Public Shares then outstanding.

The Sponsor and the Company’s officers and directors each waived its right to participate in any liquidation distribution with respect to _____ shares of Common Stock beneficially owned by them. There will be no distribution from the Trust Account with respect to the Company’s warrants or rights, which will expire worthless in the event the Company dissolves and liquidates the Trust Account.

Q:     Is my vote for or against the Extension Amendment Proposal sufficient to request redemption of my shares or do I need to request that my shares be redeemed separately?

A:     No. The process to have your shares redeemed in connection with the Extension Amendment Proposal is separate from your vote. Whether you vote “for” or “against” the Extension Amendment Proposal, or do not vote at all, you may elect to have your shares redeemed if the Charter Extension is implemented. However, your vote is not sufficient by itself to request redemption and you will need to submit a redemption request for your shares by the deadline and in accordance with the procedures set forth herein if you wish to have your shares redeemed.

Q:     What amount will holders receive if they redeem upon consummation of the business combination or upon the applicable Extended Date if the Extension Amendment Proposal is approved?

A:     If the Extension Amendment Proposal is approved, the Company’s Public Stockholders will retain their right to have their Public Shares redeemed in connection with a business combination, subject to any limitations set forth in the Current Charter, as amended by the Extension Amendment.

If the Extension Amendment Proposal is approved and the Company does not complete a business combination by the Charter Extension Date, then as contemplated by and in accordance with the Current Charter, as amended by the Extension Amendment. the Company will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its franchise and income taxes (less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding Public Shares, and such redemption will completely extinguish the rights of the Public Stockholders as stockholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

Q:     Am I being asked to vote on a business combination at this Annual Meeting?

A:     No. You are not being asked to vote on a business combination at this time. If the Charter Extension is implemented and you do not elect to redeem your Public Shares at this Annual Meeting, then, provided that you are a stockholder on the Record Date for the Annual Meeting to consider a business combination, you will be entitled to vote on a business combination when it is submitted to stockholders and will retain the right to redeem your Public Shares for cash in connection with a business combination or liquidation.

Q:     Will how I vote affect my ability to exercise redemption rights?

A:     No. You may exercise your redemption rights whether or not you are a holder of Public Shares on the Record Date (so long as you are a holder at the time of exercise), or whether you are a holder and vote your Public Shares of the Company on the Extension Amendment Proposal (for or against) or any other proposal described by this proxy statement. As a result, the Charter Extension can be approved by stockholders who will redeem their Public Shares and no longer remain stockholders, leaving stockholders who choose not to redeem their Public Shares holding shares in a company with a potentially less liquid trading market, fewer stockholders, potentially less cash and the potential inability to meet the listing standards of the Nasdaq Stock Market LLC (“Nasdaq”).

Q:     May I change my vote after I have mailed my signed proxy card?

A:     Yes. Stockholders may send a later-dated, signed proxy card to CO2 Energy Transition Corp., at ______________, so that it is received by the Company prior to the vote at the Annual Meeting (which is scheduled to take place on _______________, 2026) or attend the Annual Meeting and vote through telephone participation. Stockholders also may revoke their proxy by sending a notice of revocation to the Company’s Chief Executive Officer, which must be received by the Company’s Chief Executive Officer prior to the vote at the Annual Meeting. However, if your shares are held in “street name” by your broker, bank or another nominee, you must contact your broker, bank or other nominee to change your vote.

Q:     How are votes counted?

A:     Votes will be counted by the inspector of election appointed for the Annual Meeting, who will separately count “FOR” and “AGAINST” votes, abstentions and broker non-votes, if any. The approval of the Extension Amendment Proposal requires the affirmative vote of a majority of the issued and outstanding shares of Common Stock. The approval of the Trust Amendment Proposal requires the affirmative vote of holders of at least 50% of the Public Shares. Approval of the Adjournment Proposal requires the affirmative vote of at least a majority of the votes cast by the holders of the issued and outstanding shares of Common Stock who are present (virtually) or represented by proxy and entitled to vote thereon at the Annual Meeting.

The shares of Common Stock of stockholders who are present at the Annual Meeting, (virtually)or by proxy, will be counted for the purpose of determining whether a quorum is present at the Annual Meeting. The presence, (virtually) or by proxy, of stockholders holding a majority of issued and outstanding shares of Common Stock entitled to vote at the Annual Meeting constitutes a quorum at the Annual Meeting.

With respect to the Extension Amendment Proposal and Trust Amendment Proposal, abstentions will have the same effect as a vote “AGAINST” the proposals. As these proposals are not a “routine” matter, brokers will not be permitted to exercise discretionary voting on this proposal. Any broker non-votes received on the Extension Amendment Proposal or Trust Amendment Proposal will have the same effect as a vote “AGAINST” the Extension Amendment Proposal or Trust Amendment Proposal.

With respect to the Adjournment Proposal, abstentions will have the same effect as a vote “AGAINST” the Adjournment Proposal. As this proposal is a “routine” matter, brokers will be permitted to exercise discretionary voting on this proposal. Any broker non-votes received on the Adjournment Proposal will not affect the outcome of the vote on the Adjournment Proposal.

Q:     What interests do the Company’s directors and officers have in the approval of the Extension Amendment Proposal?

A:     The Company’s directors and officers have interests in the Extension Amendment Proposal that may be different from, or in addition to, your interests as a stockholder. These interests include, among others, ownership, directly or indirectly through the Sponsor, of Common Stock. See the section entitled “Proposal No. 1 — The Extension Amendment Proposal — Interests of the Sponsor and the Company’s Directors and Officers” in this proxy statement.

Q:     Do I have appraisal rights if I object to the Proposals?

A:     No. There are no appraisal rights available to the Company’s stockholders in connection with the Proposals.

Q:     What do I need to do now?

A:     You are urged to read carefully and consider the information contained in this proxy statement and to consider how the Proposals presented in this proxy statement will affect you as a stockholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card or, if you hold your shares through a brokerage firm, bank or other nominee, on the voting instruction form provided by the broker, bank or nominee, and determine if you desire to exercise redemption rights in connection with the Extension Amendment Proposal.

Q:     How do I exercise my redemption rights?

A:     If you are a holder of Common Stock and wish to exercise your right to have your Common Stock redeemed, you must:

I.       hold Common Stock as of the Record Date;

II.     prior to 5:00 p.m., Eastern Time, on _________, 2026 (two business days prior to the initially scheduled vote at the Annual Meeting) (a) submit a written request to the Transfer Agent that the Company redeem all or a portion of your Common Stock for cash and (b) identify yourself as the beneficial holder of the Common Stock and provide your legal name, phone number and address; and

III.    deliver your shares of Common Stock to the Transfer Agent, physically or electronically through the Depository Trust Company (“DTC”).

The address of the Transfer Agent is listed under the question “Who can help answer my questions?” below.

In connection with the Extension Amendment Proposal and contingent upon the effectiveness of the implementation of the Charter Extension, any holder of Common Stock will be entitled to request that their Common Stock be redeemed for a per share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account calculated as of two business days prior to the Annual Meeting, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its franchise and income taxes, divided by the number of then-outstanding shares of Common Stock. As of __________, 2026, this would have amounted to approximately $_____ per Public Share.

However, the proceeds deposited in the Trust Account could become subject to the claims of our creditors, if any, which have priority over the redemption rights of our public stockholders. Therefore, the per share distribution from the Trust Account in such a situation may be less than originally anticipated due to such claims. We anticipate that the funds to be distributed to public stockholders electing to redeem their Common Stock will be distributed promptly after the Annual Meeting.

Any request for redemption, once made by a holder of Common Stock, may be withdrawn at any time until the deadline for exercising redemption requests, unless approved by the Board. If you tender or deliver your shares for redemption to the Transfer Agent and later decide prior to the deadline for exercising redemption requests not to elect redemption, you may request that the Company instruct the Transfer Agent to return the shares (physically or electronically). You may make such request by contacting the Transfer Agent at the phone number or address listed at the end of this section. We will be required to honor such request only if made prior to the deadline for exercising redemption requests.

No request for redemption will be honored unless the holder’s shares have been tendered or delivered (either physically or electronically) to the Transfer Agent by 5:00 p.m., Eastern Time, on July __, 2026 (two business days prior to the initially scheduled date of the Annual Meeting).

If a holder of Common Stock properly makes a request for redemption and the Common Stock is tendered or delivered as described above, then, the Company will, subject to the availability of lawful funds, redeem Common Stock for a pro rata portion of funds deposited in the Trust Account, calculated as of two business days prior to the Annual Meeting. If you are a holder of Common Stock and you exercise your redemption rights, it will not result in the loss of any rights or warrants that you may hold.

If the Annual Meeting is abandoned for any reason, then holders of Public Shares shall not have the right to redeem their Public Shares at this time.

Q:     What should I do if I receive more than one set of voting materials for the Annual Meeting?

A:     You may receive more than one set of voting materials for the Annual Meeting, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast your vote with respect to all of your shares.

Q:     Who will solicit and pay the cost of soliciting proxies for the Annual Meeting?

A:     The Company will pay the cost of soliciting proxies for the Annual Meeting. The Company has engaged Advantage Proxy, Inc. (“Advantage Proxy”) to assist in the solicitation of proxies for the Annual Meeting. The Company will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of Common Stock for their expenses in forwarding soliciting materials to beneficial owners of Common Stock and in obtaining voting instructions from those owners. The directors, officers and employees of the Company may also solicit proxies by telephone, by facsimile, by mail or on the Internet. They will not be paid any additional amounts for soliciting proxies.

Q:     Who can help answer my questions?

A:     If you have questions about the proposals or if you need additional copies of this proxy statement or the enclosed proxy card you should contact:

Advantage Proxy, Inc.
P.O. Box 10904 Yakima, WA 98909 Attn: Karen Smith
Toll Free Telephone: (877) 870-8565
Main Telephone: (206) 870-8565
E-mail: ksmith@advantageproxy.com

You also may obtain additional information about the Company from documents filed with the SEC by following the instructions in the section titled “Where You Can Find More Information.” If you are a holder of Common Stock and you intend to seek redemption of your shares, you will need to tender or deliver your shares of Common Stock (and share certificate (if any) and other redemption forms) (either physically or electronically) to the Transfer Agent at the address below prior to 5:00 p.m., Eastern Time, on July __, 2026 (two business days prior to the date of the Annual Meeting). If you have questions regarding the certification of your position tendering or delivery of your shares, please contact:

Continental Stock Transfer & Trust Company
One State Street, 30th Floor
New York, New York 10004
Attn: Mark Zimkind
E-mail: mzimkind@continentalstock.com

ANNUAL MEETING OF THE COMPANY STOCKHOLDERS

This proxy statement is being provided to Company stockholders as part of a solicitation of proxies by the Board for use at the Annual Meeting of Company stockholders to be held on _______________, 2026, and at any adjournment thereof. This proxy statement contains important information regarding the Annual Meeting, the proposals on which you are being asked to vote and information you may find useful in determining how to vote and voting procedures.

This proxy statement is being first mailed on or about _______________, 2026 to all stockholders of record of the Company as of the Record Date for the Annual Meeting. Stockholders of record who owned Common Stock at the close of business on the Record Date are entitled to receive notice of, attend and vote at the Annual Meeting.

Date, Time and Place of Annual Meeting

The Annual Meeting will be held on _______________, 2026, at 10:00 a.m., Eastern Time, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned. The Company will be holding the Annual Meeting in a virtual meeting format at https://www.cstproxy.com/____________ or by telephone access (listen-only): Within the U.S. and Canada: 1 800-450-7155 (toll-free), Outside of the U.S. and Canada: +1 857-999-9155 (standard rates apply) Conference ID: _________#. To log in to the Annual Meeting, shareholders will use the 16 digit control number found on the proxy card or on the voting instructions that accompanied the proxy materials.

Stockholders who hold their investments through a bank or broker, will need to contact the Transfer Agent to receive a control number. If you plan to vote at the Annual Meeting you will need to have a legal proxy from your bank or broker or if you would like to join and not vote, the Transfer Agent will issue you a guest control number with proof of ownership. Either way you must contact the Transfer Agent for specific instructions on how to receive the control number. The Transfer Agent can be contacted at 917-262-2373, or via email at proxy@continentalstock.com. Please allow up to 72 hours prior to the meeting for processing your control number.

The Proposals at the Annual Meeting

At the Annual Meeting, the Company stockholders will consider and vote on the following proposals:

1.      Proposal No. 1 — Extension Amendment Proposal — A proposal to amend the Company’s Current Charter to extend the Termination Date by which the Company must consummate a business combination up to eleven (11) times, each such extension for an additional one (1) month period, until the Charter Extension Date by providing one business day notice to the Trustee. A copy of the proposed Extension Amendment is attached hereto as Annex A;

2.      Proposal No. 2 — The Trust Amendment Proposal — A proposal to amend the Trust Agreement by and between the Company and the Trustee to allow the Company to extend the date by which the Company must consummate a business combination up to eleven (11) times, each such extension for an additional one (1) month period, until June 22, 2027 by depositing into the Trust Account an amount equal to the lesser of $______ and $0.___ per Public Share that remains outstanding. A copy of the proposed Trust Amendment is attached hereto as Annex B;

3.      Proposal No. 3 — Election of Directors Proposal — A proposal to elect five directors to serve as members of the Board of Directors to hold office until the next annual meeting of stockholders or until their successors are elected and qualified;

4.      Proposal No. 4 — Ratification of Auditors Proposal — A proposal to ratify the appointment of WithumSmith+Brown, PC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026; and

5.      Proposal No. 5 — Adjournment Proposal — A proposal to direct the Chairman of the Annual Meeting to adjourn the Annual Meeting to a later date or dates, if necessary, under certain circumstances, to solicit additional proxies (i) to approve the Extension Amendment Proposal, (ii) to approve the Trust Amendment Proposal, or (iii) if a quorum is not present at the Annual Meeting.

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, , the Company shall file the Charter Amendment with the Delaware Secretary of State and the Charter Extension will become effective. The Company would notify the Trustee that the deadline for completing a business combination has been extended by one month to _______, 2026. Each month, upon at least one business days’ notice prior to the next month’s Extended Date, the Company will notify the Trustee that the deadline for completing a business combination has been extended by an additional one month. This will be the process for every month up to the Charter Extension Date unless any potential alternative initial business combination is consummated prior to the Charter Extension Date.

Voting Power; Record Date

As a stockholder of the Company, you have a right to vote on certain matters affecting the Company. The proposals that will be presented at the Annual Meeting and upon which you are being asked to vote are summarized above and fully set forth in this proxy statement. You will be entitled to vote or direct votes to be cast at the Annual Meeting if you owned Common Stock at the close of business on _______, 2026, which is the Record Date for the Annual Meeting. You are entitled to one vote for each share of Common Stock that you owned as of the close of business on the Record Date. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly counted. On the Record Date, there were ________ shares of Common Stock issued and outstanding.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS
THAT YOU VOTE “FOR” EACH OF THE PROPOSALS

Quorum

The presence, through telephone or by proxy, of stockholders holding a majority of the Common Stock entitled to vote at the Annual Meeting constitutes a quorum at the Annual Meeting. Abstentions will be considered present for the purposes of establishing a quorum. The Sponsor, who beneficially owns and is entitled to vote approximately ___% of the issued and outstanding shares of Common Stock as of the Record Date, will count towards this quorum.

Abstentions

Abstentions will be considered present for the purposes of establishing a quorum but will not constitute votes cast at the Annual Meeting and therefore will have the same effect as a vote “AGAINST” the Extension Amendment Proposal, the Trust Amendment Proposal, and the Adjournment Proposal.

Under NYSE rules, which are also applicable to Nasdaq-listed companies, which governs brokers, if a stockholder holds their shares in “street” name through a bank, broker or other nominee and the stockholder does not instruct their broker, bank or other nominee how to vote their shares on a proposal, the broker, bank or other nominee has the authority to vote the shares in its discretion on certain “discretionary” matters. However, banks, brokers and other nominees are not authorized to exercise their voting discretion on any “non-routine” matters. This can result in a “broker non-vote,” which occurs on a proposal when (i) a bank, broker or other nominee has discretionary authority to vote on one or more “discretionary” proposals to be voted on at a meeting of stockholders or has received instructions as to how to vote on some but not all of the “non-routine” proposals, (ii) there are one or more “non-routine” proposals to be voted on at the meeting for which the bank, broker or other nominee does not have authority to vote without instructions from the beneficial owner of the shares and (iii) the beneficial owner fails to provide the bank, broker or other nominee with voting instructions on a “non-discretionary” matter.

The Extension Amendment Proposal, the Trust Amendment Proposal and the Director Election Proposal are “non-routine” matters and therefore, brokers are not permitted to exercise their voting discretion with respect to these proposals. Brokers have authority to use their discretion to vote on the Ratification of Auditors Proposal and the Adjournment Proposal. As a result, any broker non-votes received on the Extension Amendment Proposal and Trust Amendment Proposal will have the same effect as a vote “AGAINST” the Extension Amendment Proposal and Trust Amendment Proposal, and any broker non-votes received on the Ratification of Auditors Proposal and the Adjournment Proposal will not affect the outcome of the vote on the Adjournment Proposal.

Vote Required for Approval

The approval of the Extension Amendment Proposal requires the affirmative vote of a majority of the issued and outstanding shares of Common Stock.

The approval of the Trust Amendment Proposal requires the affirmative vote of holders of at least 50% of the Public Shares.

Approval of the Director Election Proposal requires the affirmative vote of a plurality of the votes cast.

Approval of the Ratification of Auditors Proposal and the Adjournment Proposal each requires the affirmative vote of at least a majority of the votes cast by the holders of the issued and outstanding shares of Common Stock who are present (virtually) or represented by proxy and entitled to vote thereon at the Annual Meeting.

The Sponsor intends to vote all of its Common Stock in favor of the proposals being presented at the Annual Meeting. As of the date of this proxy statement, the Sponsor beneficially owns and is entitled to vote approximately ___% of the issued and outstanding shares of Common Stock.

The following table reflects the number of additional shares of Common Stock required to approve each proposal:

Proposal	Approval Standard	Number of Public Shares Required To Approve Proposal
		If Only Quorum is Present and All Present Shares Cast Votes	If All Shares Are Present and All Present Shares Cast Votes
Extension Amendment Proposal	Majority of Issued and Outstanding Shares of Common Stock
Trust Amendment Proposal	50% of Public Shares of Common Stock
Director Election Proposal	Plurality of Votes Cast
Ratification of Auditors Proposal	Majority of the votes cast by the holders of Shares of Common Stock who are present (virtually) or represented by proxy and entitled to vote thereon at the Annual Meeting
Adjournment Proposal	Majority of the votes cast by the holders of Shares of Common Stock who are present (virtually) or represented by proxy and entitled to vote thereon at the Annual Meeting

Voting Your Shares

If you own shares of Common Stock of the Company directly (i.e., you are a “registered stockholder”):    Your proxy is being solicited directly by us, and you can vote by Internet, by telephone, by mail or you can vote at our Annual Meeting. You are encouraged to vote prior to the Annual Meeting to ensure that your shares will be represented.

If you sign your proxy card but do not indicate how you wish to vote, the proxies will vote your shares “FOR” the Extension Amendment Proposal, “FOR” the Trust Amendment Proposal, “FOR” the Director Election Proposal, “FOR” the Ratification of Auditors Proposal and “FOR” the Adjournment Proposal, and, in their discretion, on any other matter that properly comes before the Annual Meeting. Unsigned proxy cards will not be counted.

If you wish to vote at the Annual Meeting, you will be able to vote your shares if you attend (virtually), the Annual Meeting pursuant to the instructions below.

If you hold your shares of the Company through a broker, bank or other nominee:    A voting instruction card has been provided to you by your broker, bank or other nominee describing how to vote your shares. If you receive a voting instruction card, you can vote by completing and returning the voting instruction card prior to the Annual Meeting. Please be sure to mark your voting choices on your voting instruction card before you return it. You will also be able to vote by telephone, via the Internet, or at the Annual Meeting, depending upon your voting instructions. Please refer to the instructions provided with your voting instruction card.

Revoking Your Proxy

If you give a proxy, you may revoke it at any time before the Annual Meeting or at the Annual Meeting by doing any one of the following:

•        you may send another proxy card with a later date;

•        you may notify the Company’s Chief Executive Officer in writing CO2 Energy Transition Corp., 1334 Brittmoore Road, Suite 190, Houston, Texas 77043 before the Annual Meeting that you have revoked your proxy; or

•        you may attend the Annual Meeting, and vote through telephone, as indicated above.

No Additional Matters

The Annual Meeting has been called only to consider and vote on the approval of the Extension Amendment Proposal, the Trust Amendment Proposal, the Director Election Proposal, the and the Adjournment Proposal. Under the Bylaws of the Company (the “Bylaws”), other than procedural matters incident to the conduct of the Annual Meeting, no other matters may be considered at the Annual Meeting if they are not included in this proxy statement, which serves as the notice of the Annual Meeting.

Who Can Answer Your Questions about Voting

If you are a Company stockholder and have any questions about how to vote or direct a vote in respect of your Common Stock, you may call Advantage Proxy, our proxy solicitor, by calling (877) 870-8565 (toll-free), or by emailing ksmith@advantageproxy.com.

Redemption Rights

Pursuant to the Current Charter, holders of Common Stock may seek to redeem, out of funds legally available therefor, their Common Stock for cash, regardless of whether they vote for or against, or whether they abstain from voting on the Extension Amendment Proposal. In connection with the Extension Amendment Proposal and contingent upon the effectiveness of the implementation of the Charter Extension and the availability of lawful funds, any stockholder holding Common Stock may demand that the Company redeem such shares for a full pro rata portion of the Trust Account (which, for illustrative purposes, was approximately $[    ] per Public Shares as of [    ], 2026), calculated as of two business days prior to the Annual Meeting. If a holder properly seeks redemption as described in this section, the Company will, subject to funds being legally available therefor, redeem these shares for a pro rata portion of funds deposited in the Trust Account and the holder will no longer own these shares following the Annual Meeting.

As a holder of Common Stock, you will be entitled to receive cash for any Common Stock to be redeemed only if you:

(i)     hold Common Stock;

(ii)    submit a written request to the Transfer Agent, in which you (a) request that the Company redeem all or a portion of your Common Stock for cash, and (b) identify yourself as the beneficial holder of the Common Stock and provide your legal name, phone number and address; and

(iii)   deliver your shares of Common Stock to the Transfer Agent, physically or electronically through DTC.

Holders must complete the procedures for electing to redeem their Common Stock in the manner described above prior to 5:00 p.m., Eastern Time, on _______, 2026 (two business days prior to the initially scheduled Annual Meeting) (the “Redemption Deadline”) in order for their shares to be redeemed.

The redemption rights include the requirement that a holder must identify itself in writing as a beneficial holder and provide its legal name, phone number and address to the Trustee in order to validly redeem its shares.

If you hold your shares in “street name,” you will have to coordinate with your broker to have your shares certificated or delivered electronically. Shares of the Company that have not been tendered (either physically or electronically) in accordance with these procedures will not be redeemed for cash. There is a nominal cost associated with this tendering process and the act of certificating the shares or tendering/delivering them through DTC’s DWAC system. The Transfer Agent will typically charge the tendering broker a fee and it would be up to the broker whether or not to pass this cost on to the redeeming stockholder.

Any request for redemption, once made by a holder of Common Stock, may not be withdrawn following the Redemption Deadline, unless approved by the Board. Any corrected or changed written exercise of redemption rights must be received by the Transfer Agent, by the Redemption Deadline.

Notwithstanding the foregoing, a public stockholder, together with any affiliate of such public stockholder or any other person with whom such public stockholder is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Securities and Exchange Act of 1934 (as amended) (the “Exchange Act”)), will be restricted from redeeming its Common Stock with respect to more than an aggregate of 15% of the outstanding Public Shares, without our prior consent. Accordingly, if a public stockholder, alone or acting in concert or as a group, seeks to redeem more than 15% of the outstanding Public Shares, then any such shares in excess of that 15% limit would not be redeemed for cash, without our prior consent.

The closing price of the Public Shares on __________, 2026, the most recent practicable date prior to the date of this proxy statement, was $______ per share. The cash held in the Trust Account on __________, 2026 was approximately $______ (including interest not previously released to the Company to pay its franchise and income taxes) (approximately $_____ per Public Share). Prior to exercising redemption rights, stockholders should verify the market price of Public Shares as they may receive higher proceeds from the sale of their Public Shares in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. The Company cannot assure its stockholders that they will be able to sell their Public Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when its stockholders wish to sell their shares.

If a holder of Public Shares exercises his, her or its redemption rights, then he, she or it will be exchanging its Public Shares for cash and will no longer own those shares. You will be entitled to receive cash for these shares only if you properly demand redemption by tendering/delivering your shares of Public Shares (and share certificates (if any) and other redemption forms) (either physically or electronically) to the Transfer Agent two business days prior to the vote at the Annual Meeting.

The consequences of a redemption to any particular stockholder will depend on that stockholder’s particular facts and circumstances. Accordingly, you are urged to consult your tax advisor to determine your tax consequences from the exercise of your redemption rights, including the applicability and effect of U.S. federal, state, local and non-U.S. income and other tax laws in light of your particular circumstances.

Appraisal Rights

There are no appraisal rights available to the Company’s stockholders in connection with the Proposals.

Proxy Solicitation Costs

The Company is soliciting proxies on behalf of the Board. This proxy solicitation is being made by mail, but also may be made by telephone attendance. The Company has engaged Advantage Proxy to assist in the solicitation of proxies for the Annual Meeting. The Company and its directors, officers and employees may also solicit proxies in person. The Company will ask banks, brokers and other institutions, nominees and fiduciaries to forward this proxy statement and the related proxy materials to their principals and to obtain their authority to execute proxies and voting instructions.

The Company will bear the entire cost of the proxy solicitation, including the preparation, assembly, printing, mailing and distribution of this proxy statement and the related proxy materials. The Company will pay Advantage Proxy a fee of $12,500, plus disbursements, reimburse Advantage Proxy for its reasonable out-of-pocket expenses and indemnify Advantage Proxy and its affiliates against certain claims, liabilities, losses, damages and expenses for its services as the Company’s proxy solicitor. The Company will reimburse brokerage firms and other custodians for their reasonable out-of-pocket expenses for forwarding this proxy statement and the related proxy materials to the Company stockholders. Directors, officers and employees of the Company who solicit proxies will not be paid any additional compensation for soliciting.

PROPOSAL NO. 1 — THE EXTENSION AMENDMENT PROPOSAL

Overview

The Company is proposing to amend its Current Charter to extend the date by which the Company has to consummate a business combination to the Charter Extension Date so as to give the Company additional time to complete a business combination.

The Board has determined that it is advisable and in the best interests of the Company to seek an extension of the Original Termination Date and have the Company’s stockholders approve the Extension Amendment Proposal to allow for a period of additional time to consummate a business combination.

Without the Charter Extension, the Company believes that the Company will not be able to complete a business combination on or before the Original Termination Date. If that were to occur, the Company would be required to cease all operations except for the purpose of winding up, redeem out of funds lawfully available therefor all then outstanding Public Shares, and dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

Reasons for the Extension Amendment Proposal

The Current Charter provides that the Company had only 18 months from the closing of its IPO to complete an initial business combination. However, the Current Charter also permitted the Company to extend the period of time to consummate a business combination up to six times, each by an additional one month (for a total of 24 months to complete a business combination).

On May 18, 2026, the Company deposited $229,700 into the Company’s trust account in order to extend the amount of time it has available to complete a business combination to June 22, 2026. Without the Charter Extension, the Company believes that the Company will not, despite its best efforts, be able to complete an initial business Combination on or before November 22, 2026. Therefore, the Company believes that it is advisable and in the best interests of the Company’s stockholders to continue the Company’s existence up until June 22, 2027, in order to allow the Company additional time to complete an initial business combination and is therefore holding this Annual Meeting.

The Company and its officers and directors agreed that they would not seek to amend the Company’s Certificate of Incorporation to allow for a longer period of time to complete a business combination unless the Company provided holders of its Public Shares with the right to seek redemption of their Public Shares in connection therewith. The Board has determined that it is advisable and in the best interests of the Company to seek an extension of the Original Termination Date and have the Company’s stockholders approve the Extension Amendment Proposal to allow for a period of additional time to consummate a business combination. Without the Charter Extension, the Company believes that the Company will not be able to complete an initial business combination, on or before July 22, 2026. If that were to occur, the Company would be required to cease all operations except for the purpose of winding up, redeem out of funds lawfully available therefor all then outstanding Public Shares, and dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

The Extension Amendment Proposal is essential to allowing the Company additional time to consummate a business combination. Approval of the Extension Amendment Proposal is a condition to the implementation of the Charter Extension.

If the Extension Amendment Proposal or the Trust Amendment Proposal, are Not Approved

We may adjourn the Annual Meeting if there are not sufficient votes to approve the Extension Amendment Proposal or the Trust Amendment Proposal at the Annual Meeting, or for any other reasons as determined by the Board in its sole discretion.

If the Extension Amendment Proposal is not approved, and a business combination is not completed on or before the Original Termination Date, then, as contemplated by and in accordance with the Current Charter, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its franchise and income taxes (less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding Public Shares, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law. There will be no distribution from the Trust Account with respect to the Company’s rights, which may expire worthless in the event the Company dissolves and liquidates the Trust Account.

If the Extension Amendment Proposal is Approved

If the Extension Amendment Proposal is approved, the Company shall file the Charter Amendment with the Delaware Secretary of State and the Charter Extension will become effective. The Company would notify the Trustee that the deadline for completing a business combination has been extended by one month to ______, 2026. Each month, upon at least one business days’ notice prior to the next month’s Extended Date, the Company will notify the Trustee that the deadline for completing a business combination has been extended by an additional one month. This will be the process for every month up to the Charter Extension Date unless any potential initial business combination is consummated prior to the Charter Extension Date.

The Company will then continue to attempt to consummate an initial business combination, until the Charter Extension Date.

Interests of the Sponsor and the Company’s Directors and Officers

When considering the recommendation of the Board, the Company stockholders should be aware that aside from their interests as direct or indirect stockholders, the Sponsor and directors and officers of the Company have interests that are different from, or in addition to, those of other stockholders generally. The Board was aware of and considered these interests, among other matters, in recommending to the Company stockholders that they approve the Extension Amendment Proposal. The Company stockholders should take these interests into account in deciding whether to approve the Extension Amendment Proposal:

•        the fact that Sponsor and the other initial stockholders beneficially own _________ shares of Common Stock as of the date hereof, representing ______% of the voting power of the Common Stock, and Sponsor and the other initial stockholders are required by the IPO Letter Agreement to vote those shares in favor of an initial business combination;

•        the fact that the Company has agreed to reimburse the Sponsor for any out-of-pocket expenses related to identifying, investigating and completing an initial business combination. As of March 31, 2026, such expenses were equal to $_______, and the Company has not reimbursed Sponsor for any of the out-of-pocket expenses;

•        the fact that the Sponsor and the other initial stockholders paid an aggregate of $25,000 for 2,300,000 shares of Common Stock and such securities may have a significantly higher value at the time of an initial business combination with an aggregate market value of approximately $____ million, based on the closing price of the Common Stock of $______ on the Nasdaq Stock Market LLC on __________, 2026);

•        the fact that given the differential in the purchase price that the Sponsor and the other initial stockholders paid for the Common Stock as compared to the price of the Public Units sold in the IPO, the Sponsor and the other initial stockholders may earn a positive rate of return on their investment even if the Common Stock trades below the price initially paid for the Public Units in the IPO and the Public Stockholders experience a negative rate of return following the completion of an initial business combination;

•        the fact that the Sponsor purchased 265,000 units, or “Private Units,” at $10.00 per Private Unit for a total purchase price of $2,650,000 in a private placement that occurred simultaneously with the consummation of the IPO, which, upon exercise, the shares underlying the private warrants will have a significantly higher value at the time of an initial business combination with an aggregate market value of approximately $____ million, based on the closing price of the Common Stock of $______ on the Nasdaq Stock Market LLC on __________, 2026. If an initial business combination is not consummated, the Private Units would expire worthless;

•        the fact that $_______ is outstanding under the Sponsor Note as of _________, 2026 which will only be repaid if an initial business combination is completed;

•        the fact that the Sponsor and the other initial stockholders will lose their entire investment in the Company and will not be reimbursed for any out-of-pocket expenses if an initial business combination is not consummated by July 22, 2026 or, if such period is extended, within such extended period;

•        the fact that Sponsor, officers, advisors and directors of the Company have agreed to waive their redemption with respect to any shares of Common Stock they hold if the Company fails to consummate an initial business combination by July 22, 2026 or, if such period is extended, within such extended period (although they will be entitled to liquidating distributions from the Trust Account with respect to any Public Shares they hold if the Company fails to complete its initial business combination within the prescribed time frame) and therefore, such securities will be worthless if the initial business combination is not consummated by such deadline;

•        the fact that the Sponsor and the other initial stockholders have agreed to not transfer the shares of Common Stock beneficially owned by them until 180 days after the Closing;

•        the fact that the Company’s officers and directors are not required to, and will not, commit their full time to the Company’s affairs, which may result in a conflict of interest in allocating their time between the Company’s operations and any proposed business combination and their other businesses, on the other hand. In addition, certain of the Company’s officers and directors presently have, and any of them in the future may have additional, fiduciary and contractual duties to other entities, and therefore could have conflicts of interest in determining whether to present such business combination opportunity to such entity, subject to their fiduciary duties under Delaware law. The Company does not believe that duties have had any material impact on the identification of companies that may be appropriate acquisition targets;

•        the fact that Sponsor and the other initial stockholders have entered into a registration rights agreement, pursuant to which they have registration rights to require the Company to register a sale of any of its securities held by them;

•        the fact that if the Trust Account is liquidated, including in the event the Company is unable to complete an initial business combination by July 22, 2026 or, if such period is extended, within such extended period, the Sponsor has agreed to indemnify the Company to ensure that the proceeds in the Trust Account are not reduced below $10.00 per Public Share, or such lesser per Public Share amount as is in the Trust Account on the liquidation date, by the claims of prospective target businesses with which the Company has entered into an acquisition agreement or claims of any third party for services rendered or products sold to the Company, but only if such a vendor or target business has not executed a waiver of any and all rights to seek access to the Trust Account.

Redemption Rights

Pursuant to the Current Charter, holders of Common Stock may seek to redeem, out of funds lawfully available therefor, their shares for cash, regardless of whether they vote for or against, or whether they abstain from voting on, the Extension Amendment Proposal. In connection with the Extension Amendment Proposal and contingent upon the effectiveness of the implementation of the Charter Extension and the availability of lawful funds, any stockholder holding Common Stock may demand that the Company redeem such shares for a full pro rata portion of the Trust Account (which, for illustrative purposes, was approximately $[    ] per share as of [    ], 2026), calculated as of two business days prior to the Annual Meeting. If a holder properly seeks redemption as described in this section, the Company will, subject to sufficient lawful funds being available, redeem these shares for a pro rata portion of funds deposited in the Trust Account and the holder will no longer own these shares following the Annual Meeting.

As a holder of Common Stock, you will be entitled to receive cash for any Common Stock to be redeemed only if you:

(i)     hold Common Stock as of the Record Date;

(ii)    submit a written request to the Transfer Agent, in which you (a) request that the Company redeem all or a portion of your Common Stock for cash, and (b) identify yourself as the beneficial holder of the Common Stock and provide your legal name, phone number and address; and

(iii)   deliver your shares of Common Stock to the Transfer Agent, physically or electronically through DTC.

Holders must complete the procedures for electing to redeem their Common Stock in the manner described above prior to 5:00 p.m., Eastern Time, on _______, 2026 (two business days prior to the initially scheduled Annual Meeting) (the “Redemption Deadline”) in order for their shares to be redeemed.

The redemption rights include the requirement that a holder must identify itself in writing as a beneficial holder and provide its legal name, phone number and address to the Trustee in order to validly redeem its shares.

If you hold the shares in “street name,” you will have to coordinate with your broker to have your shares certificated or delivered electronically. Shares of the Company that have not been tendered (either physically or electronically) in accordance with these procedures will not be redeemed for cash. There is a nominal cost associated with this tendering process and the act of certificating the shares or tendering/delivering them through DTC’s DWAC system. The Transfer Agent will typically charge the tendering broker a fee and it would be up to the broker whether or not to pass this cost on to the redeeming stockholder.

Any request for redemption, once made by a holder of Common Stock, may not be withdrawn following the Redemption Deadline, unless approved by the Board. Any corrected or changed written exercise of redemption rights must be received by the Transfer Agent by the Redemption Deadline.

Notwithstanding the foregoing, a public stockholder, together with any affiliate of such public stockholder or any other person with whom such public stockholder is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Exchange Act), will be restricted from redeeming its Common Stock with respect to more than an aggregate of 15% of the outstanding Public Shares, without our prior consent. Accordingly, if a public stockholder, alone or acting in concert or as a group, seeks to redeem more than 15% of the outstanding Public Shares, then any such shares in excess of that 15% limit would not be redeemed for cash, without our prior consent.

The closing price of the Public Shares on __________, 2026, the most recent practicable date prior to the date of this proxy statement, was $______ per share. The cash held in the Trust Account on __________, 2026 was $______ (including interest not previously released to the Company to pay its franchise and income taxes) (approximately $_____ per Public Shares). Prior to exercising redemption rights, stockholders should verify the market price of Public Shares as they may receive higher proceeds from the sale of their Public Shares in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. The Company cannot assure its stockholders that they will be able to sell their Public Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when its stockholders wish to sell their shares.

If a holder of Public Shares exercises his, her or its redemption rights, then he, she or it will be exchanging its Public Shares for cash and will no longer own those shares. You will be entitled to receive cash for these shares only if you properly demand redemption by tendering/delivering your shares of Public Shares (and share certificates (if any) and other redemption forms) (either physically or electronically) to the Transfer Agent two business days prior to the vote at the Annual Meeting.

Vote Required for Approval

The approval of the Extension Amendment Proposal requires the affirmative vote of a majority of the issued and outstanding shares of Common Stock. Abstentions will be considered present for the purposes of establishing a quorum but will have the same effect as a vote “AGAINST” the Extension Amendment Proposal. Broker non-votes, if any, will also have the same effect as a vote “AGAINST” the Extension Amendment Proposal.

As of the date of this proxy statement, the Sponsor intends to vote all Common Stock owned by it in favor of the Extension Amendment Proposal. As of the date hereof, the Sponsor beneficially owns and is entitled to vote approximately ___% of the issued and outstanding shares of Common Stock. As a result, in addition to the Sponsor, approval of the Extension Amendment Proposal will require the affirmative vote of at least ______ Public Shares (or approximately ____% of the shares of Common Stock held by holders other than the Sponsor).

Recommendation of the Board

BOARD RECOMMENDS THAT THE COMPANY STOCKHOLDERS VOTE
“FOR” THE EXTENSION AMENDMENT PROPOSAL.

PROPOSAL NO. 2 — THE TRUST AMENDMENT PROPOSAL

The Trust Amendment

The proposed Trust Amendment Proposal would amend the Trust Agreement by and between the Company and the Trustee, allowing the Company to extend the time to complete an initial business combination up to eleven (11) times on a month-to-month basis (each an “Extension”), each such extension for an additional one-month period, to June 22, 2027 by depositing the Extension Payment into the Trust Account for each one-month Extension. A copy of the proposed Trust Amendment is attached to this proxy statement as Annex B. All stockholders are encouraged to read the proposed amendment in its entirety for a more complete description of its terms.

Reasons for the Trust Amendment

Section 1(i) of the Trust Agreement provides that the Company has until _________, 2026 to complete an initial business combination. The Trust Agreement also provides that any amendment to Section 1(i), which sets forth the deadline by which a business combination may be consummated may only be amended with the approval of the holders of at least 50% of the shares of common stock sold in the IPO. While the Company has not yet entered into a business combination agreement, it is in discussions with a potential target and believes that it can close the initial business combination before June 22, 2027, or earlier. If the Extension Amendment Proposal is approved, the Company shall file the Charter Amendment with the Delaware Secretary of State and the Charter Extension will become effective. The Company would notify the Trustee that the deadline for completing a business combination has been extended by one month to August 22, 2026. Each month, upon at least one business days’ notice prior to the next month’s Extended Date, the Company will notify the Trustee that the deadline for completing a business combination has been extended by an additional one month. This will be the process for every month up to the Charter Extension Date unless any potential initial business combination is consummated prior to the Charter Extension Date.

If the Trust Amendment Is Not Approved

If the Trust Amendment Proposal is not approved, and we do not consummate a business combination by _________, 2026, we will be required to dissolve and liquidate our Trust Account by returning the then remaining funds in such account to the public stockholders. If we are required to liquidate the Company, our investors would not be able to realize the benefits of owning shares in a successor operating business, including the potential appreciation in the value of our shares and rights following such a transaction, and our rights would expire worthless.

The Company’s initial stockholders have waived their rights to participate in any liquidation distribution with respect to their insider shares. The Company will pay the costs of liquidation from its remaining assets outside of the Trust Account.

If the Trust Amendment Proposal Is Approved

If the Trust Amendment Proposal is approved, the amendment to the Trust Agreement in the form of Annex B hereto will be executed and the Trust Account will not be disbursed except in connection with our completion of the initial business combination or in connection with our liquidation if we do not complete an initial business combination by the Charter Extension Date. The Company will then continue to attempt to consummate an initial business combination until the Charter Extension Date or until the Company’s Board of Directors determines in its sole discretion that it will not be able to consummate an initial business combination by the Charter Extension Date as described below and does not wish to seek an additional extension.

Required Vote

Subject to the foregoing, the affirmative vote of at least 50% of the Public Shares will be required to approve the Trust Amendment Proposal. Our Board will abandon and not implement the Trust Amendment Proposal unless our stockholders approve both the Extension Amendment Proposal and Trust Amendment Proposal. This means that if one proposal is approved by the stockholders and the other proposal is not, neither proposal will take effect. Notwithstanding stockholder approval of the Extension Amendment Proposal and Trust Amendment Proposal, our Board will retain the right to abandon and not file the Extension Amendment or sign the Trust Amendment without any further action by our stockholders.

You are not being asked to vote on any business combination at this time. If the Trust Amendment is implemented and you do not elect to redeem your Public Shares in connection with the Annual Meeting, you will retain the right to vote on an initial business combination when it is submitted to stockholders and the right to redeem your Public Shares into a pro rata portion of the Trust Account in the event a business combination is approved and completed (as long as your election is made at least two (2) business days prior to the meeting at which the stockholders’ vote is sought) or the Company has not consummated the business combination by the applicable termination date.

Recommendation of the Board

THE COMPANY’S BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE
“FOR” THE TRUST AMENDMENT PROPOSAL.

PROPOSAL NO. 3 — THE DIRECTOR ELECTION PROPOSAL

Our Board currently consists of one class of five directors, with all directors elected to serve a one-year term.

At the Annual Meeting, stockholders are being asked to elect five directors to serve as members of our Board to hold office until the next annual meeting of shareholders or until their respective successors have been elected and qualified.

Brady Rodgers, William H. Flores, Marcella Burke, Charles E. Fox and James Wang are the nominees of directors of the Company who are standing for election or re-election at the Annual General Meeting.

The table below sets forth the name, age and position of each nominee for director.

Name	Age	Title
Brady Rodgers	47	President and Chief Executive Officer; Director
William H. Flores	72	Independent Director
Marcella Burke	43	Independent Director
Charles E. Fox	65	Chairman of the Board
James Wang	42	Independent Director

The following sets forth information regarding each nominee:

Brady Rodgers
President & CEO

Brady Rodgers has served as our President & Chief Executive Officer and a member of our Board of Directors since November 2024. Mr. Rodgers has served as President of Antelope Energy Partners, LLC since May 2023. Mr. Rodgers was the President and CEO of Native State CCS, a CCS development company targeting on-site geological storage for ethanol plants from 2020 through December 2023. Additionally, he has served as CEO of Focus Oil from 2016 to date with his primary focus on strategic, mergers & acquisitions and technical advisory for middle market oil & gas acquisitions. He was a Vice President of GulfSlope Energy from 2013-2016 in corporate development & engineering. He was formerly Group Head — Energy Acquisitions & Divestitures for J.P. Morgan from 2010-2013. He was with Venoco E & P in Denver in engineering & as an operations manager from 2008-2010. His international experience includes a stint with Endeavour International Corporation in London, UK & Houston in development & engineering lead North Sea 2005-2008 and Devon Energy Sr. Production & Reservoir Engineer from 2002-2005. Mr. Rodgers has a Masters in Global Energy Management from the University of Colorado and a BS in Petroleum Engineering from the University of Kansas. He has served on the Board of Directors, Unconventional Resources Technical Advisory Committee (URTAC), 2009-2010 by direct appointment of President Barack Obama. URTAC is a US Department of Energy administered board that makes annual recommendations on federal research of E & P foundational sciences in conjunction with federal, state and environmental, and industry representatives. He has been a former or current member of SPE, IPAA, ADAM, YPE, DAC and Houston Producers Forum. He is a former Board of Trustees of the Houston Hobby Center for the Performing Arts and an active volunteer with Junior achievement, Habit for Humanity and PTSD veteran support group.

We believe Mr. Rodgers is qualified to serve on our Board of Directors due to his extensive energy management experience.

William H. Flores, CPA
Independent Director (Energy/Government)

William H. “Bill” Flores has 30 years of energy industry experience, including over 20 years of “C-level” and board governance leadership with public and private energy companies. Following his energy industry career, he served in the United States House of Representatives from 2011 to 2021 as Congressman for the 17th Congressional District of Texas from 2011 to 2021. He currently serves as Chair of Serolf Technologies LLC (wholly-owned by Mr. Flores); Chair of the Board of the Electric Reliability Council of Texas (ERCOT); Chair of the Board and Audit Committee Chair of Nauticus Robotics Inc. (NASDAQ); Director and Audit Committee Chair of New Era Helium (NASDAQ); member of the Strategic Advisory Committee of Veriten LLC; and member of the boards of several non-profit organizations. Bill is a Texas licensed CPA with a BBA in Accounting from Texas A&M University (College Station) and an MBA from Houston Christian University.

We believe Mr. Flores is qualified to serve on our board due to his extensive government and energy experience.

Marcella Burke
Independent Director (Legal and Regulatory)

Marcella Burke serves as a Director of the Company. Ms. Burke is an expert in environmental law and regulation. She has been the owner and managing partner at The Burke Law Group since February 2023. Previously, she was a partner at Eversheds Sutherland US LLP from July 2022 through January 2024. Prior to that, from September 2019 through July 2022, she was a partner at King & Spalding LLP, where she led the Houston office’s Environmental Health and Safety practice. Ms. Burke previously served as Deputy General Counsel at the Environmental Protection Agency, where she managed the litigation docket and regulatory portfolio of the Office of Chemical Safety and Pollution Prevention. She also previously served at the Department of Interior as Deputy Solicitor for Energy and Natural Resources, and Senior Counselor to the Assistant Secretary for Land and Minerals Management, where she managed the litigation docket and regulatory portfolio of all energy and natural resource permitting and project development on federal oil and gas, renewables, and carbon capture program.

She has been named by the Petroleum Economist as a global Top 100 Women of the Energy Transition, received the National Law Journal Energy/Environmental Law Trailblazer Award, named Lawdragon 500 Leading Environmental & Energy Lawyers, and ranked among the Legal 500 United States top environmental practices. She is on the Executive Committee of the Environment & Natural Resources Division of the State Bar of Texas, the Institute for Energy Law Advisory Counsel, and is the Chair of the Environment & Natural Resources Program Committee of the Foundation for Natural Resources and Energy Law. She was appointed by Governor Greg Abbott to serve as a Director on the School Land Board, which approves land sales, trades and exchanges, and the purchase of land for the State of Texas General Land Office. Ms. Burke received a Bachelor of Arts degree from Texas A&M University and her J.D. from the University of Houston Law Center.

We believe Ms. Burke is qualified to serve on our board due to her extensive legal experience with energy, natural resources and related industries.

Charles E. Fox
Chairman (Industry)

Charles E. “Chuck” Fox serves as our Chairman. He is chief executive officer and co-founder of Windy Cove Energy II, an oil and gas producer, and Pure Earth Plasma Holdings, which are investors in the sponsor entity, CO2 Energy Transition, LLC. Prior to Pure Earth and Windy Cove Energy II, he co-founded and led Windy Cove Energy as its chief executive officer from 2014 — 2016. Previously, he was vice president of operations and engineering for Kinder Morgan CO2 Company (2000 — 2013). Mr. Fox is a co-author of the SPE monograph, Practical Aspects of CO2 Flooding and was an SPE distinguished lecturer on carbon capture utilization and storage. He has taught numerous classes about CO2 flooding and carbon storage. He holds an M.S. degree in petroleum engineering from Stanford University and a B.S. degree in mechanical engineering from Rice University. He is a registered professional engineer in Texas and New Mexico.

We believe Mr. Fox is qualified to serve on our board due to his extensive experience in the energy industry.

James Wang
Independent Director

James Wang serves as a Director. Mr. Wang has been a veteran investor and financier in the energy and decarbonization sectors for over two decades. He is currently a Partner and Chief Financial Officer of VP Ventures and OneLNG, an integrated micro-LNG developer in Texas, a position he has held since September 2023. From July 2018 to June 2023, he was a Managing Director at ARA Partners, one of the largest energy transition capital providers in the United States where he played an important role in sourcing, execution, portfolio management and investment realization for the firm including its investments in Centric Infrastructure Group, Priority Power, Path Environmental Technology, Anesco and Fluitron. Prior to joining ARA, from August 2008 through July 2018, he worked at First Reserve, a global private equity investment firm. He began his career in the Global Natural Resources Group, Investment Banking Division, at Lehman Brothers, a position he held from July 2006 through June 2008.

Mr. Wang has both a B.B.A. and an M.P.A. from the University of Texas.

We believe that Mr. Wang is qualified to serve on our board due to his extensive capital raising and mergers and acquisitions experience.

There are no arrangements or understandings between any of our directors and any other person pursuant to which any director was selected to serve as a director of our company. Directors are elected until their successors are duly elected and qualified. There are no family relationships among any of the directors or the executive officers of the Company.

Director Independence

Nasdaq listing standards require that a majority of our board of directors be independent. An “independent director” is defined generally as a person that, in the opinion of the company’s board of directors, has no material relationship with the listed company (either directly or as a partner, stockholder or officer of an organization that has a relationship with the company). We have four “independent directors” as defined in the Nasdaq listing standards and applicable SEC rules. Our board of directors has determined that each of Messrs. Flores, Fox and Wang and Ms. Burke is an independent director under applicable SEC and Nasdaq listing standards. Accordingly, a majority of the members of our Board of Directors are independent as defined in the Nasdaq rules governing members of boards of directors and as defined under Rule 10A-3 of the Exchange Act.

In assessing director independence, the Board considers, among other matters, the nature and extent of any business relationships, including transactions conducted, between the Company and each director and between the Company and any organization for which one of our directors is a director or executive officer or with which one of our directors is otherwise affiliated.

Furthermore, the Board has determined that each of the members of our Audit Committee, Compensation Committee, and Corporate Governance and Nominating Committee, is independent within the meaning of Nasdaq director independence standards applicable to members of such committees, as currently in effect.

Our independent directors have regularly scheduled meetings at which only independent directors are present.

Arrangements between Officers and Directors

To our knowledge, there is no arrangement or understanding between our sole officer and any other person, including our sole director, pursuant to which the officer was selected to serve as an officer.

Other Directorships

No director of the Company is also a director of issuers with a class of securities registered under Section 12 of the Exchange Act (or which otherwise are required to file periodic reports under the Exchange Act), except as otherwise stated herein.

Involvement in Certain Legal Proceedings

Our officers and directors were not involved in any of the following during the past ten years: (1) any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time; (2) any conviction in a criminal proceeding or being a named subject to a pending criminal proceeding (excluding traffic violations and other minor offenses); (3) being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; (4) being found by a court of competent jurisdiction (in a civil action), the SEC or the Commodities Futures Trading Commission to have violated a federal or state securities or commodities law, (5) being the subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of (i) any Federal or State securities or commodities law or regulation; (ii) any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order; or (iii) any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or (6) being the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Director Qualifications and Diversity

We seek directors with established strong professional reputations and experience in areas relevant to the strategy and operations of our businesses. We seek directors who possess the qualities of integrity and candor, who have strong analytical skills and who are willing to engage management and each other in a constructive and collaborative fashion. We also seek directors who have the ability and commitment to devote significant time and energy to service on the Board and its committees. We believe that all of our directors meet the foregoing qualifications. We do not have a policy with respect to diversity.

Board Leadership Structure

Our Board of Directors has the responsibility for selecting our appropriate leadership structure. In making leadership structure determinations, the Board of Directors considers many factors, including the specific needs of our business and what is in the best interests of our shareholders. Our current leadership structure is comprised of a separate Chairman of the Board of Directors, and Chief Executive Officer (“CEO”). Mr. Rodgers currently serves as CEO and Mr. Fox currently serves as Chairman of the Board of Directors (“Board”) of the Company. The Board of Directors does not have a policy as to whether the Chairman should be an independent director, an affiliated director, or a member of management. Our Board of Directors believes that the Company’s current leadership structure is appropriate because it effectively allocates authority, responsibility, and oversight between management (the Company’s President and CEO, Mr. Rodgers) and the members of our Board of Directors. It does this by giving primary responsibility for the operational leadership and strategic direction of the Company to its CEO, while enabling our Chairman to facilitate our Board of Directors’ oversight of management, promote communication between management and our Board of Directors, and support our Board of Directors’ consideration of key governance matters.

The Board of Directors believes that its programs for overseeing risk, as described below, would be effective under a variety of leadership frameworks and therefore do not materially affect its choice of structure.

The Board evaluates its structure periodically, as well as when warranted by specific circumstances, in order to assess which structure is in the best interests of the Company and its stockholders based on the evolving needs of the Company. This approach provides the Board appropriate flexibility to determine the leadership structure best suited to support the dynamic demands of our business.

Risk Oversight

Effective risk oversight is an important priority of the Board of Directors. Because risks are considered in virtually every business decision, the Board of Directors discusses risk throughout the year generally or in connection with specific proposed actions. The Board of Directors’ approach to risk oversight includes understanding the critical risks in our business and strategy, evaluating our risk management processes, allocating responsibilities for risk oversight among the full Board of Directors, and fostering an appropriate culture of integrity and compliance with legal responsibilities.

The Board exercises direct oversight of strategic risks to us. Our Audit Committee reviews and assesses our processes to manage business and financial risk and financial reporting risk. It also reviews our policies for risk assessment and assesses steps management has taken to control significant risks. Our Compensation Committee oversees risks relating to compensation programs and policies. In each case management periodically reports to our Board or the relevant committee, which provides the relevant oversight on risk assessment and mitigation. The Corporate Governance and Nominating Committee recommends the slate of director nominees for election to the Company’s Board, identifies and recommends candidates to fill vacancies occurring between annual stockholder meetings, reviews, evaluates and recommends changes to the Company’s corporate governance guidelines, and establishes the process for conducting the review of the Chief Executive Officer’s performance.

While the Board and its committees oversee the Company’s strategy, management is charged with its day-to-day execution. To monitor performance against the Company’s strategy, the Board receives regular updates and actively engages in dialogue with management.

Meetings of the Board of Directors and Annual Meeting

During the fiscal year that ended on December 31, 2025, the Board held one meeting and took various other actions via the unanimous written consent of the Board of Directors and the various committees described above. All directors attended all of the Board of Directors’ meetings and committee meetings relating to the committees on which each director served during fiscal year 2025.

Executive Sessions of the Board of Directors

The independent members of our Board of Directors meet in executive session (with no management directors or management present) from time to time. The executive sessions include whatever topics the independent directors deem appropriate.

Committees of the Board of Directors

Our board of directors has three standing committees: an audit committee, a compensation committee and a corporate governance and nominating committee. The rules of Nasdaq and Rule 10A-3 of the Exchange Act require that the audit committee of a listed company be comprised solely of independent directors, and the rules of Nasdaq require that the compensation committee and the corporate governance and nominating committee of a listed company be comprised solely of independent directors. Each committee operates under a charter that has been approved by our board of directors and has the composition and responsibilities described below. The charter of each committee is available on our website.

Audit Committee

We have established an audit committee of the board of directors. The members of our audit committee are Messrs. Flores and Fox and Ms. Burke. Mr. Flores serves as chair of the audit committee.

Each member of the audit committee is financially literate and our board of directors has determined that Mr. Flores qualifies as an “audit committee financial expert” as defined in applicable SEC rules and has accounting or related financial management expertise.

We have adopted an audit committee charter, which details the purpose and principal functions of the audit committee, including:

•        assisting board oversight of (1) the integrity of our financial statements, (2) our compliance with legal and regulatory requirements, (3) our independent auditor’s qualifications and independence, and (4) the performance of our internal audit function and independent auditors;

•        the appointment, compensation, retention, replacement, and oversight of the work of the independent auditors and any other independent registered public accounting firm engaged by us;

•        pre-approving all audit and non-audit services to be provided by the independent auditors or any other registered public accounting firm engaged by us, and establishing pre-approval policies and procedures;

•        reviewing and discussing with the independent auditors all relationships the auditors have with us in order to evaluate their continued independence;

•        setting clear hiring policies for employees or former employees of the independent auditors;

•        setting clear policies for audit partner rotation in compliance with applicable laws and regulations;

•        obtaining and reviewing a report, at least annually, from the independent auditors describing the independent auditor’s internal quality-control procedures and (2) any material issues raised by the most recent internal quality-control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years respecting one or more independent audits carried out by the firm and any steps taken to deal with such issues;

•        meeting to review and discuss our annual audited financial statements and quarterly financial statements with management and the independent auditor, including reviewing our specific disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations”;

•        reviewing and approving any related party transaction required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC prior to us entering into such transaction; and

•        reviewing with management, the independent auditors, and our legal advisors, as appropriate, any legal, regulatory or compliance matters, including any correspondence with regulators or government agencies and any employee complaints or published reports that raise material issues regarding our financial statements or accounting policies and any significant changes in accounting standards or rules promulgated by the Financial Accounting Standards Board, the SEC or other regulatory authorities.

Compensation Committee

We have established a compensation committee of the board of directors. The members of our compensation committee are Messrs. Fox and Wang and Ms. Burke. Ms. Burke serves as chair of the compensation committee. We have adopted a compensation committee charter, which details the purpose and responsibility of the compensation committee, including:

•        reviewing and approving on an annual basis the corporate goals and objectives relevant to our Chief Executive Officer’s compensation, evaluating our Chief Executive Officer’s performance in light of such goals and objectives and determining and approving the remuneration (if any) of our Chief Executive Officer based on such evaluation;

•        reviewing and making recommendations to our board of directors with respect to the compensation, and any incentive-compensation and equity-based plans that are subject to board approval of all of our other officers;

•        reviewing our executive compensation policies and plans;

•        implementing and administering our incentive compensation equity-based remuneration plans;

•        assisting management in complying with our proxy statement and annual report disclosure requirements;

•        approving all special perquisites, special cash payments and other special compensation and benefit arrangements for our officers and employees;

•        producing a report on executive compensation to be included in our annual proxy statement; and

•        reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

The charter also provides that the compensation committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, independent legal counsel or other adviser and will be directly responsible for the appointment, compensation and oversight of the work of any such adviser. However, before engaging or receiving advice from a compensation consultant, external legal counsel or any other adviser, the compensation committee will consider the independence of each such adviser, including the factors required by Nasdaq and the SEC.

Corporate Governance and Nominating Committee

We have established a corporate governance and nominating committee of the board of directors. The members of our corporate governance and nominating committee are Messrs. Fox and Flores and Ms. Burke. In accordance with Rule 5605 of the Nasdaq listing rules, all such directors are independent. Mr. Fox serves as chair of the corporate governance and nominating committee. The board of directors will also consider director candidates recommended for nomination by our stockholders during such times as they are seeking proposed nominees to stand for election at the next annual meeting of stockholders (or, if applicable, a special meeting of stockholders). Our stockholders that wish to nominate a director for election to our board of directors should follow the procedures set forth in our bylaws.

We have adopted a corporate governance and nominating committee charter, which details the purpose and responsibility of the corporate governance and nominating committee, including ensuring that the Board is properly constituted to meet its fiduciary obligations to stockholders and the Company and that the Company has and follows appropriate corporate governance practices and standards.

We have not formally established any specific, minimum qualifications that must be met or skills that are necessary for directors to possess. In general, in identifying and evaluating nominees for director, the board of directors considers educational background, diversity of professional experience, knowledge of our business, integrity, professional reputation, independence, wisdom, and the ability to represent the best interests of our stockholders.

Code of Ethics

We have adopted a code of ethics (our “Code of Ethics”) applicable to our directors, officers and employees. We have incorporated by reference a copy of our form of our Code of Ethics as an exhibit to this Report. You will be able to review this document by accessing our public filings at the SEC’s website at www.sec.gov. In addition, a copy of our Code of Ethics will be provided without charge upon request from us. We intend to disclose any amendments to or waivers of certain provisions of our Code of Ethics in a Current Report on Form 8-K.

Stockholder Communications with the Board

A stockholder who wishes to communicate with our Board of Directors may do so by directing a written request addressed to our Secretary, 1334 Brittmoore Rd, Suite 190, Houston Texas 77043, who, upon receipt of any communication other than one that is clearly marked “Confidential,” will note the date the communication was received, open the communication, make a copy of it for our files and promptly forward the communication to the director(s) to whom it is addressed. Upon receipt of any communication that is clearly marked “Confidential,” our Secretary will not open the communication, but will note the date the communication was received and promptly forward the communication to the director(s) to whom it is addressed.

Policy on Equity Ownership

The Company does not have a policy on equity ownership at this time.

Insider Trading/Policy Against Hedging

The Company adopted an insider trading policy in March 2025 which governs the purchase, sale and other dispositions of the Company’s securities that applies to all Company personnel, including directors, officers, employees, and other covered persons. The Company also plans to follow procedures for the repurchase of any shares of its securities. The Company believes that its insider trading policy and planned repurchase procedures are reasonably designed to promote compliance with insider trading laws, rules and regulations, and listing standards applicable to the Company. A copy of the Company’s insider trading policy is incorporated by reference herein as Exhibit 19.1 to the Company’s Annual Report on Form 10-K.

Compensation Recovery and Clawback Policies

The Company Board of Directors adopted a clawback policy on November 20, 2024 (the “Clawback Policy”), with an effective date of November 20, 2024, in order to comply with the final clawback rules adopted by the SEC under Section 10D and Rule 10D-1 of the Exchange Act (“Rule 10D-1”), and the listing standards, as set forth in the Nasdaq Listing Rule 5608 (the “Final Clawback Rules”).

The Clawback Policy provides for the mandatory recovery of erroneously awarded incentive-based compensation from current and former executive officers as defined in Rule 10D-1 (“Covered Officers”) of the Company in the event that the Company is required to prepare an accounting restatement, in accordance with the Final Clawback Rules. The recovery of such compensation applies regardless of whether a Covered Officer engaged in misconduct or otherwise caused or contributed to the requirement of an accounting restatement. Under the Clawback Policy, the Board of Directors may recoup from the Covered Officers erroneously awarded incentive compensation received within a lookback period of the three completed fiscal years preceding the date on which the Company is required to prepare an accounting restatement.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our executive officers and directors and persons who beneficially own more than 10% of our common stock to file reports of their ownership of, and transactions in, our common stock with the SEC and to furnish us with copies of the reports they file. Based solely upon our review of the Section 16(a) filings that have been furnished to us, we believe that all required Section 16(a) filings were timely filed during fiscal 2025, except that CO2 Energy Transition, LLC, our sponsor, failed to timely disclose one transaction, and as a result, one Form 4 was not timely filed.

Executive Officer and Director Compensation

None of our officers has received any cash compensation for services rendered to us. Commencing on the date of the IPO, we agreed to pay CO2 Energy Transition, LLC, a Delaware limited liability company, our sponsor, a total of $10,000 per month for office space, utilities and secretarial and administrative support. Upon completion of our initial business combination or our liquidation, we will cease paying these monthly fees. No compensation of any kind, including any finder’s fee, reimbursement, consulting fee or monies in respect of any payment of a loan, will be paid by us to our sponsor, officers or directors or any affiliate of our sponsor, officers or directors, prior to, or in connection with any services rendered in order to effectuate, the consummation of our initial business combination (regardless of the type of transaction that it is). However, these individuals will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. Our audit committee will review on a quarterly basis all payments that were made to our sponsor, officers or directors or our or their affiliates. Any such payments prior to an initial business combination will be made using funds held outside the trust account. Other than quarterly audit committee review of such payments, we do not expect to have any additional controls in place governing our reimbursement payments to our directors and executive officers for their out-of-pocket expenses incurred in connection with identifying and consummating an initial business combination.

After the completion of our initial business combination, directors or members of our management team who remain with us may be paid consulting or management fees from the combined company. All of these fees will be fully disclosed to stockholders, to the extent then known, in the tender offer materials or proxy solicitation materials furnished to our stockholders in connection with a proposed initial business combination. We have not established any limit on the amount of such fees that may be paid by the combined company to our directors or members of management. It is unlikely the amount of such compensation will be known at the time of the proposed initial business combination, because the directors of the post-combination business will be responsible for determining officer and director compensation. Any compensation to be paid to our officers will be determined, or recommended to the board of directors for determination, either by a compensation committee constituted solely by independent directors or by a majority of the independent directors on our board of directors.

We do not intend to take any action to ensure that members of our management team maintain their positions with us after the consummation of our initial business combination, although it is possible that some or all of our officers and directors may negotiate employment or consulting arrangements to remain with us after our initial business combination. The existence or terms of any such employment or consulting arrangements to retain their positions with us may influence our management’s motivation in identifying or selecting a target business but we do not believe that the ability of our management to remain with us after the consummation of our initial business combination will be a determining factor in our decision to proceed with any potential business combination. We are not party to any agreements with our officers and directors that provide for benefits upon termination of employment.

Employment Agreements; Outstanding Equity Awards; Key Man Insurance

Employment Agreements

The Company does not have any employment agreements in place with any of its executive officers.

Outstanding Equity Awards at Fiscal Year-End

The Company: (i) did not grant any stock options to its executive officers or directors during the year ended December 31, 2025; (ii) did not have any outstanding unvested equity awards as of December 31, 2025; and (iii) had no options exercised by its Named Executive Officers in the fiscal year ended December 31, 2025.

Compensation Of Directors

Directors who are not employees of the Company do not receive any fees for meetings that they attend, but they are entitled to reimbursement for reasonable expenses incurred while attending such meetings. In 2025, no compensation was paid to the Company’s directors for their services

Transactions with Related Persons, Promoters and Certain Control Persons

Certain “related party” transactions involving related persons (excluding executive officer compensation which is determined by the compensation committee) are presented to, reviewed and approved by the audit committee. Related persons include the Company’s directors and executive officers, immediate family members of the directors and executive officers, and security holders who beneficially own five percent or more of our common stock and their respective family members. The transactions subject to such review are those transactions in which the Company was or is to be a participant and the amount involved equals or exceeds $120,000. If the related party involved in a related party transaction is a director of the Company that would normally review such a transaction or a family member of such a director, then that director will not participate in the relevant discussion and review.

Information considered in evaluating such transactions may include: the nature of the related person’s interest in the transaction; the material terms of the transaction; whether the terms of the transaction are fair to the Company and on the same basis as would apply if the transaction did not involve a related party; whether there are business reasons for the Company to enter into the transaction; whether the transaction would impair the independence of an outside director; and whether the transaction would present an improper conflict of interests for any director or executive officer of the Company, taking into account the size of the transaction, the overall financial position of the director, executive officer or related party, the direct or indirect nature of the director’s, executive officer’s or related party’s interest in the transaction and the ongoing nature of any proposed relationship; and any other factors the audit committee deems relevant.

Review, Approval or Ratification of Transactions with Related Persons

Our Board appointed an audit committee consisting of independent directors. This committee, among other duties, is charged to review, and if appropriate, ratify all agreements and transactions which had been entered into with related parties, as well as review and ratify all future related party transactions.

Vote Required

Directors are elected by the plurality of the votes cast at the Annual Meeting assuming a quorum is present. Abstentions will not affect the outcome of the vote on the proposal.

Recommendation of the Board

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR”
THE ELECTION OF EACH OF THE FIVE NOMINEES TO THE BOARD.

PROPOSAL NO. 4 — THE RATIFICATION OF AUDITORS PROPOSAL

The Audit Committee of our Board is responsible for the selection of our independent registered public accounting firm. The Audit Committee has determined to appoint the public accounting firm of WithumSmith+Brown, PC, as independent registered public accounting firm to audit our financial statements for the fiscal year ending December 31, 2026. Although our Audit Committee is directly responsible for selecting and retaining our independent auditor and even though ratification is not required by our bylaws, the Board is submitting the selection of WithumSmith+Brown, PC to our stockholders for ratification as a matter of good corporate practice and we are asking our shareholders to approve the appointment. In the event our stockholders fail to ratify the appointment, the Audit Committee may reconsider this appointment.

The Company has been advised by Withum that neither the firm nor any of its associates had any relationship with the Company other than the usual relationship that exists between independent registered public accountant firms and their clients during the last fiscal year. No representative of Withum is expected to be present in person or by electronic conferencing at the Annual Meeting.

Independent Registered Public Accounting Firm’s Fees

The following is a summary of fees paid to Withum for services rendered during 2025 and 2024.

Audit Fees.    For the year ended December 31, 2025 and 2024, fees were approximately $102,000 and $86,000, for the services Withum performed in connection with our initial public offering, review of the financial information included in our Quarterly Reports on Form 10-Q for the respective periods and the audit of our December 31, 2025 and 2024 financial statements included in this Annual Report.

Audit-Related Fees.    For the year ended December 31, 2025 and 2024, no fees were paid to Withum for audit-related services.

Tax Fees.    For the year ended December 31, 2025 and 2024, no fees were paid to Withum for services rendered to us for tax compliance, tax advice and tax planning.

All Other Fees.    For the year ended December 31, 2025 and 2024, Withum did not render any services to us other than those set forth above.

Pre-Approval Policy

Our audit committee was formed in connection with the effectiveness of our registration statement for our initial public offering. As a result, the audit committee did not pre-approve all of the foregoing services, although any services rendered prior to the formation of our audit committee were approved by our board of directors. Since the formation of our audit committee, and on a going-forward basis, the audit committee has and will pre-approve all audit services and permitted non-audit services to be performed for us by our auditors, including the fees and terms thereof (subject to the de minimis exceptions for non-audit services described in the Exchange Act which are approved by the audit committee prior to the completion of the audit).

Vote Required

The approval of the Ratification of Appointment of Independent Auditor Proposal requires a resolution of members under the Amended and Restated Memorandum and Articles of Association, being the affirmative vote of a majority of the Company’s ordinary shares issued and outstanding and entitled to vote and which are present (in person or by proxy) at the Annual General Meeting and which voted on the matter is required to ratify the appointment of Withum as our independent registered public accounting firm for the fiscal year ending December 31, 2026. Abstentions will not affect the outcome of the vote on the proposal. A representative of Withum [is/is not] expected to be at the Annual Meeting and available to respond to questions.

Recommendation of the Board

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR”
THE RATIFICATION OF THE APPOINTMENT OF WITHUMSMITH+BROWN, PC AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2026.

PROPOSAL NO. 5 — THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal asks stockholders to approve the adjournment of the Annual Meeting to a later date or dates if necessary to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Annual Meeting, there are insufficient shares of Common Stock represented (either through telephone or by proxy) to constitute a quorum necessary to conduct business at the Annual Meeting or to approve the Extension Amendment Proposal or the Trust Amendment Proposal; or to adjourn the Annual Meeting to a later date or dates for any other reasons as determined by the Chairman of the Annual Meeting, in his sole discretion.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by the Company’s stockholders, the Chairman of the Annual Meeting may not be able to adjourn the Annual Meeting to a later date in the event, that based on the tabulated votes, there are insufficient shares of Common Stock represented (either through telephone or by proxy) to constitute a quorum necessary to conduct business at the Annual Meeting or at the time of the Annual Meeting to approve the Extension Amendment Proposal or the Trust Amendment Proposal. In such events, the Charter Extension and the Trust Amendment would not be implemented.

Vote Required for Approval

The approval of the Adjournment Proposal requires the affirmative vote of at least a majority of the votes cast by the holders of the issued and outstanding shares of Common Stock who are present (virtually) or represented by proxy and entitled to vote thereon at the Annual Meeting. Abstentions will be considered present for the purposes of establishing a quorum and therefore will have the effect of a vote “AGAINST” the Adjournment Proposal. Broker non-votes, if any, will have no effect on the approval of the Adjournment Proposal.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT THE COMPANY STOCKHOLDERS VOTE
“FOR” THE APPROVAL OF THE ADJOURNMENT PROPOSAL.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of the Company’s common stock as of _________, 2026, based on information obtained from the persons named below, with respect to the beneficial ownership of shares of the Company’s common stock, by:

•        each person known by the Company to be the beneficial owner of more than 5% of the Company’s outstanding Common Stock;

•        each of the Company’s executive officers and directors that beneficially owns shares of the Company’s Common Stock; and

•        all the Company’s executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if such person possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within sixty days.

In the table below, percentage ownership is based on __________ shares of our common stock issued and outstanding as of _________, 2026. The table below does not reflect record of beneficial ownership of any shares of common stock issuable upon conversion of the rights because these securities are not exercisable within 60 days of this proxy statement.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them.

Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned	Percentage of Outstanding Shares
Brady Rodgers(1)	—	—
Harold R. DeMoss III(1)	—	—
Mike Lessard(1)	—	—
Charles E. Fox(1)	—	—
William H. Flores(1)	—	—
Marcella Burke(1)	—	—
James Wang(1)	—	—
All Directors and Executive Officers as a Group (7 persons)	—	—

Greater than 5% Stockholders
CO2 Energy Transition, LLC(1)	2,830,000	28.7
Mizuho Financial Group, Inc.(3)	838,309	8.7
Karpus Management, Inc.(4)	721,246	7.5
MMCAP International Inc. SPC(5)	590,000	6.2
AQR Capital Management Holdings, LLC(6)	590,000	6.2
Aristeia Capital, L.L.C.(7)	590,000	6.32
Barclays PLC(8)	497,499	5.2

____________

*        Less than one percent.

(1)      The business address of each of the individuals is c/o CO2 Energy Transition Corp., 1334 Brittmoore Road, Suite 190, Houston, Texas 77043.

FUTURE STOCKHOLDER PROPOSALS

If the Extension Amendment Proposal is approved and the Extension Amendment is filed, we anticipate that we will hold another meeting of stockholders before the Extension Date to consider and vote upon the business combination. Accordingly, if we consummate an initial business combination, the Company’s next meeting of stockholders will be held at a future date to be determined by the post-business combination company. If the Extension Amendment Proposal is not approved, or it is approved but we do not consummate the business combination, or an alternate business combination before the Extended Date, the Company will dissolve and liquidate. Accordingly, there will be no future meetings.

HOUSEHOLDING INFORMATION

Unless the Company has received contrary instructions, the Company may send a single copy of this proxy statement to any household at which two or more stockholders reside if the Company believes the stockholders are members of the same family. This process, known as “householding”, reduces the volume of duplicate information received at any one household and helps to reduce the Company’s expenses. However, if stockholders prefer to receive multiple sets of the Company’s disclosure documents at the same address this year or in future years, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of the Company’s disclosure documents, the stockholders should follow these instructions:

•        If the shares are registered in the name of the stockholder, the stockholder should contact us at our offices at CO2 Energy Transition Corp., 1334 Brittmoore Road, Suite 190, Houston, Texas 77043, to inform us of his or her request; or

•        If a bank, broker or other nominee holds the shares, the stockholder should contact the bank, broker or other nominee directly.

WHERE YOU CAN FIND MORE INFORMATION

The Company files reports, proxy statements and other information with the SEC as required by the Exchange Act. You may access information on the Company at the SEC web site, which contains reports, proxy statements and other information, at: www.sec.gov.

This proxy statement is available without charge to stockholders of the Company upon written or oral request. If you would like additional copies of this proxy statement or if you have questions about the proposals to be presented at the Annual Meeting, you should contact the Company in writing at CO2 Energy Transition Corp. 1334 Brittmoore Road, Suite 190, Houston, Texas 77043 or by telephone at (___) ___-____.

If you have questions about the proposals or this proxy statement, would like additional copies of this proxy statement, or need to obtain proxy cards or other information related to the proxy solicitation, please contact Karen Smith, the proxy solicitor for the Company, by calling (877) 870-8565 (toll-free), or by emailing ksmith@advantageproxy.com. You will not be charged for any of the documents that you request.

To obtain timely delivery of the documents, you must request them no later than five business days before the date of the Annual Meeting, or no later than July __, 2026.

Annex A

PROPOSED AMENDMENT
TO THE
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
CO2 ENERGY TRANSITION CORP.
Pursuant to Section 242 of the
Delaware General Corporation Law

CO2 ENERGY TRANSITION CORP. (the “Corporation”), a corporation organized and existing under the laws of the State of Delaware, does hereby certify as follows:

1.      The name of the Corporation is “CO2 Energy Transition Corp.”. The original certificate of incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on September 30, 2021 and was subsequently amended on December 15, 2021. An amended and restated certificate of incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on November 20, 2024 (the “Amended and Restated Certificate of Incorporation”).

2.      This Amendment to the Amended and Restated Certificate of Incorporation amends the Amended and Restated Certificate of Incorporation of the Corporation.

3.      This Amendment to the Amended and Restated Certificate of Incorporation was duly adopted by the affirmative vote of the holders of majority of the issued and outstanding shares of common stock of the Company at a meeting of stockholders in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware (the “DGCL”).

4.      The text of Article Six, Section E is hereby amended and restated to read in full as follows:

(i)     D. The Corporation has until July 22, 2026 to consummate its initial Business Combination (“Combination Period”). If the Corporation anticipates that it may not be able to consummate its initial Business Combination by that date, the Corporation may, but is not obligated to, extend the Combination Period up to 11 times by an additional one month each time for a total of up to 11 months by notifying the Trustee each month, upon at least one business days’ notice that the deadline for completing a business combination has been extended by an additional one month. In the event that the Corporation does not consummate a Business Combination by (i) July 22, 2026 or (ii) up to June 22, 2027 if the Corporation elects to extend the amount of time to complete a Business Combination in accordance with the terms of the Investment Management Trust Agreement between the Corporation and Continental Stock Transfer & Trust Company (in any case, such date being referred to as the “Termination Date”), the Corporation shall (i) cease all operations except for the purposes of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter redeem 100% of the IPO Shares for cash for a redemption price per share as described below (which redemption will completely extinguish such holders’ rights as stockholders, including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to approval of the Corporation’s then stockholders and subject to the requirements of the GCL, including the adoption of a resolution by the Board of Directors pursuant to Section 275(a) of the GCL finding the dissolution of the Corporation advisable and the provision of such notices as are required by said Section 275(a) of the GCL, dissolve and liquidate the balance of the Corporation’s net assets to its remaining stockholders, as part of the Corporation’s plan of dissolution and liquidation, subject (in the case of (ii) and (iii) above) to the Corporation’s obligations under the GCL to provide for claims of creditors and other requirements of applicable law. In such event, the per share redemption price shall be equal to a pro rata share of the Trust Account plus any pro rata interest earned on the funds held in the Trust Account and not previously released to the Corporation to pay its taxes divided by the total number of IPO Shares then outstanding.

5.      The text of Article Six, Section I is hereby amended and restated to read in full as follows:

H. If any amendment is made to this Article SIXTH that would modify the substance or timing of the Corporation’s obligation to provide for the conversion of the IPO Shares in connection with an initial Business Combination or to redeem 100% of the IPO Shares if (A) the Corporation has not consummated an initial Business Combination by June 22, 2027 (B) with respect to any other provision in this Article SIXTH, the holders of IPO Shares shall be provided with the opportunity to redeem their IPO Shares upon the approval of any such amendment, at the per-share price specified in paragraph C.

6.      All other provisions of the Amended and Restated Certificate of Incorporation shall remain in full force and effect.

IN WITNESS WHEREOF, CO2 Energy Transition Corp. has caused this Amendment to the Amended and Restated Certificate of Incorporation to be duly executed in its name and on its behalf by an authorized officer as of this [•]th day of July, 2026.

CO2 ENERGY TRANSITION CORP.
By:
Name:
Title:	Chief Executive Officer

Annex B

EXTENSION AMENDMENT

AMENDMENT TO THE INVESTMENT MANAGEMENT TRUST AGREEMENT OF
CO2 ENERGY TRANSITION CORP.

THIS AMENDMENT TO THE INVESTMENT MANAGEMENT TRUST AGREEMENT (this “Amendment”) is made as of July [    ], 2026, by and between CO2 Energy Transition Corp., a Delaware corporation (the “Company”), and Continental Stock Transfer & Trust Company (the “Trustee”). Capitalized terms contained in this Amendment, but not specifically defined in this Amendment, shall have the meanings ascribed to such terms in that certain Investment Management Trust Agreement, dated November 20, 2024, by and between the parties hereto (the “Trust Agreement”).

WHEREAS, a total of $69,000,000 was placed in the Trust Account from the IPO and sale of private warrants in a private placement;

WHEREAS, the Trust Agreement provides that the Trustee shall commence liquidation of the Trust Account and distribute the Property in the Trust Account after receipt of, and only in accordance with, a Termination Letter; or in the event that a Termination Letter has not been received by the Trustee by the 18 month anniversary of the closing of the IPO (“Closing”) or, in the event that the Company extended the time to complete the Business Combination for up to 24-months from the effective date of the prospectus but has not completed the Business Combination within the applicable monthly anniversary of the effective date of the prospectus;

WHEREAS, the Company has obtained the requisite approval of the stockholders of the Company to amend the Trust Agreement;

WHEREAS, each of the Company and Trustee desire to amend the Trust Agreement as provided herein.

NOW, THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

1.      Amendments to Trust Agreement.

(a)     Section 1(i) of the Trust Agreement is hereby amended and restated in its entirety as follows:

“(i) Commence liquidation of the Trust Account only after and promptly after receipt of, and only in accordance with, the terms of a letter (“Termination Letter”), in a form substantially similar to that attached hereto as either Exhibit A or Exhibit B, signed on behalf of the Company by its President, Chief Executive Officer or Chief Financial Officer, and complete the liquidation of the Trust Account and distribute the Property in the Trust Account only as directed in the Termination Letter and the other documents referred to therein; provided, however, that in the event that a Termination Letter has not been received by the Trustee by the 18-month anniversary of the closing of the IPO (“Closing”) or, in the event that the Company extended the time to complete the Business Combination for up to 30 months from the closing of the IPO but has not completed the Business Combination within such period, up to 30-month anniversary of the Closing (as applicable, the “Last Date”), the Trust Account shall be liquidated in accordance with the procedures set forth in the Termination Letter attached as Exhibit B hereto and distributed to the Public Stockholders as of the Last Date.

(b)    The text of the letter in Exhibit D is amended as follows:

“Pursuant to Section 1(l) of the Investment Management Trust Agreement between CO2 Energy Transition Corp. (“Company”) and Continental Stock Transfer & Trust Company, dated as of November 20, 2024 (“Trust Agreement”), this is to advise you that the Company is extending the time available in order to consummate a Business Combination with the Target Businesses for an additional one (1) month, from ______________ to ____________ (the “Extension”).

This Extension Letter shall serve as the notice required with respect to Extension prior to the Applicable Deadline. Capitalized words used herein and not otherwise defined shall have the meanings ascribed to them in the Trust Agreement.

This is the _____ of up to eleven Extension Letters.”

2.      Miscellaneous Provisions.

2.1.   Successors. All the covenants and provisions of this Amendment by or for the benefit of the Company or the Trustee shall bind and inure to the benefit of their permitted respective successors and assigns.

2.2.   Severability. This Amendment shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Amendment or of any other term or provision hereof. Furthermore, in lieu of any such invalid or unenforceable term or provision, the parties hereto intend that there shall be added as a part of this Amendment a provision as similar in terms to such invalid or unenforceable provision as may be possible and be valid and enforceable.

2.3.   Applicable Law. This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New York.

2.4.   Counterparts. This Amendment may be executed in several original or facsimile counterparts, each of which shall constitute an original, and together shall constitute but one instrument.

2.5.   Effect of Headings. The section headings herein are for convenience only and are not part of this Amendment and shall not affect the interpretation thereof.

2.6.   Entire Agreement. The Trust Agreement, as modified by this Amendment, constitutes the entire understanding of the parties and supersedes all prior agreements, understandings, arrangements, promises and commitments, whether written or oral, express or implied, relating to the subject matter hereof, and all such prior agreements, understandings, arrangements, promises and commitments are hereby canceled and terminated.

IN WITNESS WHEREOF, the parties have duly executed this Amendment as of the date first set forth above.

CO2 Energy Transition Corp.
By:
Name:
Title:	Chief Executive Officer
Continental Stock Transfer & Trust Company, as Trustee
By:
Name:	Francis Wolf
Title:	Vice President

PROXY CARD _____________________________________________________________________________________________
P R O X Y C A R D

CO2 Energy Transition Corp.
1334 Brittmoore Road, Suite 190
Houston, Texas 77043

ANNUAL MEETING
OF STOCKHOLDERS OF CO2 ENERGY TRANSITION CORP.

YOUR VOTE IS IMPORTANT

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
FOR THE ANNUAL MEETING
TO BE HELD ON _______________, 2026.

_____________________________________________________________________________________________

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement, dated _______________, 2026, in connection with the Annual Meeting of stockholders (the “Annual Meeting”) of CO2 Energy Transition Corp. (the “Company”) to be held at 10:00 a.m. Eastern Time on _______________, 2026, and hereby appoints _____________, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all stock of the Company registered in the name provided, which the undersigned is entitled to vote at the Annual Meeting, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in the accompanying proxy statement/prospectus.

The Company will be holding the Annual Meeting in a virtual meeting format at https://www.cstproxy.com/______________ or by telephone access (listen-only): Within the U.S. and Canada: 1 800-450-7155 (toll-free), Outside of the U.S. and Canada: +1 857-999-9155 (standard rates apply) Conference ID: _______#. To log in to the Annual Meeting, shareholders will use the 16 digit control number found on the proxy card or on the voting instructions that accompanied the proxy materials.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1, 2, AND 3.

(Continued and to be marked, dated and signed on reverse side)

Please mark vote as indicated in this example	☒	THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2, 3, 4 and 5.

Proposal No. 1 — Extension Amendment Proposal — To amend the Company’s Amended and Restated Certificate of Incorporation (the “Current Charter”) to extend the date by which the Company must consummate a business combination (the “Charter Extension”) up to eleven (11) times, each such extension for an additional one (1) month period, until June 22, 2027 (the “Charter Extension Date”, and such date actually extended, the “Extended Date”) by providing one business days’ notice to Continental Stock Transfer & Trust Company. A copy of the proposed amendment to the Current Charter (the “Extension Amendment”) is attached hereto as Annex A.

For ☐	Against ☐	Abstain ☐

Proposal No. 2 — Trust Amendment Proposal — To amend the Company’s investment management trust agreement, dated as of November 20, 2024, by and between the Company and Continental Stock Transfer & Trust Company, to allow the Company to extend the date by which the Company must consummate a business combination up to eleven (11) times, each such extension for an additional one (1) month period, until June 22, 2027.

For ☐	Against ☐	Abstain ☐

Proposal No. 3 — Director Election Proposal — To elect the following individuals as directors of the Company for a term expiring at the next annual meeting or until their successors are elected and qualified.

Brady Rodgers Charles E. Fox William H. Flores Marcella Burke James Wang	For ☐ For ☐ For ☐ For ☐ For ☐	Withheld ☐ Withheld ☐ Withheld ☐ Withheld ☐ Withheld ☐

Proposal No. 4 — Ratification of Auditors Proposal — To ratify the appointment of WithumSmith+Brown, PC as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2026.

For ☐	Against ☐	Abstain ☐

Proposal No. 5 — Adjournment Proposal — To permit the chairman of the Annual Meeting to adjourn the Annual Meeting to a later date or dates (the “Adjournment”), if necessary, in the Chairman’s sole and absolute discretion.

For ☐	Against ☐	Abstain ☐
Dated: ______________________________, 2026

Signature should agree with name printed hereon. If shares are held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1, 2, 3, 4 AND 5 AND WILL GRANT DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.